UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
ANNUAL REPORT
DECEMBER 31, 2022

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2022 Annual Review.

ANNUAL 2022 SHAREHOLDER LETTER
The Fund’s Class I shares returned (0.79)% for the year ended December 31, 2022. The 2022 dividends for Class A, I, L, M, N, U, and Y shares were $0.67, $0.71, $0.67, $0.67, $0.72, $0.25, and $0.68, respectively. The weighted average total yield of the Fund’s portfolio at fair value was 8.0% and the annualized distribution rates1 for the various classes were: Class A (without sales charge) 9.7%, Class I 10.4%, Class L (without sales charge) 9.7%, Class Y 10.2%, Class N 10.5%, Class M 9.5%, and Class U 9.7%.

FUND REVIEW & DISCUSSION OF PERFORMANCE
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies.
As of December 31, 2022, the Fund had $1,409 million of Net Assets and, by utilizing leverage, total assets (including cash and other assets) of $2,135 million. The Fund maintained a consistent approach to its use of leverage, aiming to improve shareholder returns, while taking on minimal incremental risk. The total asset coverage ratio for the Fund as of December 31, 2022 was 329%. As a percentage of total assets, the Fund’s portfolio, consisted of 57.4% first-lien debt investments, 9.9% second-lien debt investments, 14.0% Structured Credit investments, 8.9% Corporate Bond investments and 6.1% unlisted equity (including preferred equity and warrants). These levels are in line with concentration limits disclosed to the Fund’s shareholders. Ninety percent of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across over 250 portfolio companies with an average investment size of less than 1% of the total portfolio. Approximately 80% of the portfolio represented investments in companies located in the United States. All debt investments were performing and current on their interest payments as of December 31, 2022.
The Fund also notably increased the number of positions in its portfolio from less than 375 at the end of 2021 to more than 500 as of December 31, 2022, as the Fund continued to diversify in position size and across industries. Given the diversification of the portfolio across issuers, industries, and positions, the Fund is not overly dependent on any one specific credit outcome. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Software, Banking, Finance, Insurance & Real Estate and Healthcare & Pharmaceuticals, which collectively represented 37.7% of net assets. No single industry exceeds 16% of net assets and the top ten industries represent 84.7% of net assets.
As of December 31, 2022, the Fund’s total assets were allocated 35.5% to Direct Lending, 27.3% to Opportunistic Credit, 15.5% to Liquid Credit, 14.0% to Structured Credit, 3.9% to Real Assets, 0.0% to Special Situations, 1.3% to cash & equivalents and 2.3% to other assets.
Through 2022, allocations to Opportunistic Credit, Direct Lending, and Real Assets all contributed positively to the Fund’s total return. Volatility in liquid markets caused Structured Credit and Liquid Credit to detract from overall portfolio returns. Notably, spreads widened in liquid markets in the second quarter, causing mark-to-market valuation decreases in the Fund’s Liquid Credit allocation.

2022 was an especially difficult year across all rate-sensitive risk assets. The U.S. high yield market returned (11.2)% and treasuries notably continued one of their worst years in history, with the Bloomberg US Long Treasury Index down 33.4%. Equity indices were also down sharply with the S&P 500 index and Nasdaq Composite down 18% and 33%, respectively. The Fund’s floating-rate, senior-secured portfolio construction performed well relative to other risk assets, as the Fund continued to participate in higher base rates increasing overall asset-level yields.
MARKET REVIEW
2022 was characterized by volatility as investors grappled with the impact of accelerating inflation, rising interest rates, the ongoing war in Ukraine and increasing recessionary concerns. Amidst the market
1 Distribution rates are calculated by annualizing the respective distributions per share announced on December 31, 2022 and dividing these amounts by the respective net asset price as of December 31, 2022.

volatility, 2022 witnessed plummeting loan issuance volume to levels unseen post-crisis with private credit taking market share from the syndicated loan market.
In 2022, as the market endured uncertainty and mounting economic headwinds, total 2022 institutional loan volume dropped to $225.1 billion marking a 63% decline year over year. Q4 issuance increased moderately quarter over quarter to $35.7 billion, from $21.2 billion in Q3. Issuance for the quarter was largely driven by refinancing volume surging to $21.5 billion. M&A deal volume dropped to levels unseen since 2010 as opportunistic transactions were driven by higher quality issuers. Notably, price volatility as a result of broader uncertainty in the market halted primary issuance.
While total CLO issuance for 2022 remained high at $129.3 billion, the CLO market slowed in Q4 as liability spreads widened. Monthly issuance declined for three consecutive months in Q4 2022, in stark contrast to the accelerated deal volume experienced during December 2021. Given the broader market uncertainty, debt investors in CLOs require higher spreads and deals have been pricing with shorter non-call and reinvestment periods. Notably, in the second half of 2022, deals with three- and four-year reinvestment limits exceeded those of vehicles with 5-year reinvestment limits. Further, we saw notable CLO investors pause investments in CLOs given market volatility, which served as an impediment to fourth quarter new issuance.
While middle market transaction volume decreased year over year, private credit has continued to take market share from the syndicated loan market. Earlier this year, pricing in the middle market did not adjust as quickly as what we have seen in the liquid markets. However, in the second half of 2022, we have seen spreads widen to more historic premium over liquid assets. We continue to see trends of better documentation, tighter covenants, and improved economics for lenders. Further, we continue to see the trend of private capital providers stepping in to fill the void and provide certainty amidst banks withdrawing from the market.
STRATEGY & OUTLOOK
Since inception of the Fund in June 2018, we have been able to construct our desired portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans. Throughout 2022, we have seen more opportunities within the Opportunistic Credit and Direct Lending space as investors look to private credit amid market turbulence. Founder, family and entrepreneur owned businesses continued to show substantial demand for transitional capital2 as borrowers continued to seek solutions to complex capital needs that could not be met by traditional credit markets. In the Direct Lending space, spread widening caught up with what has occurred in the more Liquid Credit markets in alignment with historic private debt premiums.
From a top-down view, the Adviser’s Portfolio Allocation Advisory Committee (“PAAC”), which oversees the allocation among the different credit sectors for the Fund, continuously evaluated targeted exposures to the Fund’s underlying strategies in response to the rapidly evolving market environment. The PAAC revised allocations one time during 2022, focusing on an increased allocation for Real Assets credit.
Looking to 2023, the broad range of predictions for economic outcomes gives the Fund opportunity to invest in what we believe provides the best relative value across private credit. The Fund has been constructed to be a diversified and defensive portfolio that we believe is situated well to sustain volatility. We continue to believe it is prudent to maintain a defensive posture in floating-rate investments in Liquid Credit, while looking to augment portfolio returns and diversification by allocating to non-sponsored, Opportunistic Credit and Direct Lending opportunities.

Justin Plouffe            Linda Pace            Brian Marcus
Portfolio Manager        Portfolio Manager        Portfolio Manager
2 Transitional capital is capital that companies need outside the regular course of business, that may fund transformative events, and is not widely available in the traditional capital markets.

PERFORMANCE
Average Annual Total Returns through December 31, 2022*

Class	Ticker	Inception Date	1-Year	Since Inception(1)
A Share	TAKAX	6/4/2018	(1.42)%	2.81%
A Share with 3.0% Sales Load (2)	TAKAX	6/4/2018	(4.38)%	2.02%
I Share	TAKIX	9/4/2018	(0.79)%	3.71%
L Share	TAKLX	9/4/2018	(1.49)%	3.07%
L Share with 3.5% Sales Load	TAKLX	9/4/2018	(4.97)%	2.23%
M Share	TAKMX	5/15/2020	(1.66)%	10.57%
N Share	TAKNX	4/18/2019	(0.80)%	3.74%
U Share	TAKUX	9/1/2022	N/A	0.17%
Y Share	TAKYX	9/4/2018	(1.03)%	3.41%
* These returns assume reinvestments of all distributions at net asset value and reflect a maximum sales load of 3.0% for Class A shares and 3.5% for Class L shares. Because Class I, Class M, Class N, Class U, and Class Y Shares do not involve a sales load, such a charge is not applied to their Average Annual Total Returns.
(1) Since inception is an annualized total return, except for the returns for Class U shares, which reflect cumulative returns.
(2) The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 3.00%, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the average annual total return figures shown.
Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.
The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
The Bloomberg US High-Yield Corporate Bond Index is a rules-based, market-value-weighted index engineered to measure publicly issued non-investment grade USD fixed-rate, taxable and corporate bonds. To be included in the index, a security must have a minimum par amount of $250 million and have a minimum maturity of 1 year at rebalancing. Emerging market debt is excluded.
The Fund has chosen to benchmark against the Morningstar LSTA US Leveraged Loan Index. In addition, the performance charts below include a blended benchmark of 50% Morningstar LSTA US Leveraged Loan Index and 50% Bloomberg US High-Yield Corporate Bond Index to align with target portfolio asset allocation.

CTAC Class A Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22
Jun-22
Aug-22
Oct-22
Dec-22
CTAC Class A Returns (3.0% Sales Load)
Morningstar LSTA US Leveraged Loan Index
50% Morningstar LSTA US Leveraged Loan Index/ 50% Bloomberg High Yield Index

The chart above assumes an initial gross investment of $10,000 made on June 4, 2018 (inception of Class A offering).

CTAC Class I Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

$320,000
$300,000
$280,000
$260,000
$240,000
$220,000
$200,000
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
CTAC Class I Returns (No Load)
Morningstar LSTA US Leveraged Loan Index
50% Morningstar LSTA US Leveraged Loan Index/ 50% Bloomberg High Yield Index

The chart above assumes an initial gross investment of $250,000 on September 4, 2018 (inception of Class I offering).

CTAC Class L Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22
Jun-22
Aug-22
Oct-22
Dec-22
CTAC Class L Returns (3.5% Sales Load)
Morningstar LSTA US Leveraged Loan Index
50% Morningstar LSTA US Leveraged Loan Index/ 50% Bloomberg High Yield Index

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class L offering).

CTAC Class M Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on May 15, 2020 (inception of Class M offering).

CTAC Class N Performance Data (Unaudited)
Total Return Based on a $250,000 Investment

The chart above assumes an initial gross investment of $250,000 on April 18, 2019 (inception of Class N offering).

CTAC Class Y Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 4, 2018 (inception of Class Y offering).

CTAC Class U Performance Data (Unaudited)
Total Return Based on a $10,000 Investment

The chart above assumes an initial gross investment of $10,000 on September 1, 2022 (inception of Class U offering).

Past Performance is no guarantee of future results. Represents income only and does not include return of capital. Represents annualized distribution rate, which is calculated by taking the current quarter’s distribution rate divided by the current quarter-end NAV and annualizing, without compounding. NAV = NAV Per Share, MTD = Month to Date, QTD = Quarter to Date, YTD = Year to Date and ITD = Inception to Date (calculated on a cumulative basis). Annual Expense Ratios: Gross: Class A shares 5.63% / Class I shares 5.02% / Class L shares 5.78% / Class M shares 6.21% / Class N shares 5.05% / Class U shares 7.54% / Class Y shares 5.19%. Net: Class A shares 5.68% / Class I shares 5.15% / Class L shares 5.88% / Class M shares 6.21% / Class N shares 5.02% / Class U shares 7.42% / Class Y shares 5.30%. The Net Annual Expense Ratios exceed the Gross Annual Expense Ratios for certain share classes as a result of recoupment of previously reimbursed expense waivers. The performance data quoted represents past performance, which does not guarantee future results. Current performance and expense ratios may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. For performance data current to the most recent month-end, visit www.CarlyleTacticalCredit.com or call 833-677-3646. Class Y, U, N, M and Class I shares are not subject to a sales charge. The net expense ratio takes into account any contractual fee waivers and/ or reimbursements, without which net performance would have been lower. These undertakings may not be amended or withdrawn for one year from the date of the current prospectus, unless approved by the Board. Generally, Class A, L, M Shares and Class U Shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class Y, N Shares and Class I Shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Generally, Class I shares and Class N Shares can only be purchased with a $250,000 initial investment. See prospectus for details.

Investors should consult with their financial advisor about the suitability of this fund in their portfolio.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS IS A CLOSED-END INTERVAL FUND AND IS NOT INTENDED TO BE A TYPICAL TRADED INVESTMENT. THE FUND WILL NOT BE LISTED OR TRADED ON ANY STOCK EXCHANGE. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND’S QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE. REGARDLESS OF HOW THE FUND PERFORMS, THERE IS NO GUARANTEE THAT SHAREHOLDERS WILL BE ABLE TO SELL ALL OF THE SHARES THEY DESIRE IN A QUARTERLY REPURCHASE OFFER.

THERE CURRENTLY IS NO SECONDARY MARKET FOR THE FUND'S SHARES AND THE FUND EXPECTS THAT NO SECONDARY MARKET WILL DEVELOP. SHARES OF THE FUND WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, WHICH MAKES THEM INHERENTLY ILLIQUID. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND'S QUARTERLY REPURCHASE OFFERS, REGARDLESS OF HOW THE FUND PERFORMS.

There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor's shares, when repurchased, may be worth more or less than their original cost. Fixed income investing entails credit and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Collateralized loan obligations (CLOs) are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all. The Fund may invest in loans and the value of those loans may be detrimentally affected to the extent a borrower defaults on its obligations. Senior loans are typically lower rated and may be illiquid investments, which may not have a ready market. Investments in lesser-known and middle market companies may be more vulnerable than larger, more established organizations. Distressed credit investments are inherently speculative and are subject to a high degree of risk. Leverage (borrowing) involves transaction and interest costs on amounts borrowed, which may reduce performance. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks.

The mention of specific currencies, securities, issuers or sectors does not constitute a recommendation on behalf of the Fund or Carlyle.

Shares are not FDIC insured, may lose value and not have bank guarantee. Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of December 31, 2022, and are based on net assets.

Top Ten Industries (1)
Software	15.4%
Banking, Finance, Insurance & Real Estate	13.1%
Healthcare & Pharmaceuticals	9.2%
Consumer Services	8.4%
Commercial Services	7.6%
High Tech Industries	7.5%
Hotel, Gaming & Leisure	7.2%
Aerospace & Defense	6.2%
Capital Equipment	5.1%
Transportation	5.0%
(1) Although not an industry, Collateralized Loan Obligations are 21.2% of net assets.

Top Ten Holdings
Neptune Bidco US, Inc., Term Loan	3.0%
Rome Bidco Ltd., Term Loan	2.7%
Tank Holding Corp., Term Loan	2.6%
Kaseya, Inc., Term Loan	2.4%
11852604 Canada, Inc., Term Loan	2.1%
Propulsion BC Finco S.a.r.l., Preferred Stock	2.1%
Athena S.p.A, Corporate Bond	2.0%
Spotless Brands, LLC, Term Loan	2.0%
Cordstrap Holding B.V., Term Loan, Facility B	1.8%
Tufin Software North America, Inc., Term Loan	1.8%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (87.0% of Net Assets)
222 North Miami, LLC	Term Loan, Tranche B	(4) (5) (6) (14)	Real Estate Management & Services	LIBOR + 2600	30.13%	9/1/2025	$2,277,422	$2,121,527	$2,277,422
Acrisure, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	8.63%	2/15/2027	2,537,186	2,522,645	2,450,490
ADPD Holdings, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	10.38%	8/15/2028	9,646,809	9,463,161	9,408,665
ADPD Holdings, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 600	10.38%	8/15/2028	266,273	186,906	162,072
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (14)	Containers, Packaging & Glass	LIBOR + 625	10.67%	12/17/2026	1,139,120	1,123,440	1,127,606
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (14)	Containers, Packaging & Glass	LIBOR + 625	10.67%	12/17/2026	2,896,235	2,845,910	2,866,961
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 625	10.67%	12/17/2026	65,674	59,062	60,695
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 625	10.67%	12/17/2026	656,517	630,704	640,330
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4) (14)	Commercial Services	SOFR + 375	8.17%	5/12/2028	2,969,925	2,971,992	2,815,875
AllSpring Buyer, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 300	6.69%	11/1/2028	3,081,552	3,066,916	3,034,559
Alpine Acquisition Corp II	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Transportation	SOFR + 550	9.76%	11/30/2026	20,888,794	20,466,495	19,987,930
Altice France SA	Term Loan, Tranche B13	(2) (3) (4) (14)	Media	LIBOR + 400	8.65%	8/14/2026	1,984,496	1,980,200	1,841,454
Amentum Government Services Holdings, LLC	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 400	8.76%	2/15/2029	2,985,000	2,971,603	2,901,987
American Airlines, Inc	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 475	8.99%	4/20/2028	5,000,000	4,960,416	4,972,650
American Physician Partners, LLC	Term Loan, Tranche A	(3) (4) (5) (8) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 675, 3.50% PIK	14.67%	2/15/2023	2,352,205	2,352,205	2,030,548
American Physician Partners, LLC	Delayed Draw Term Loan	(3) (4) (5) (8) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 675, 3.50% PIK	14.67%	2/15/2023	441,145	441,145	380,820
American Physician Partners, LLC	Revolver	(3) (4) (5) (8) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 675, 3.50% PIK	14.67%	2/15/2023	146,253	146,253	126,253
American Physician Partners, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (8) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 675, 3.50% PIK	14.67%	2/15/2023	59,945	57,295	56,352
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (14)	Commercial Services	LIBOR + 575	10.52%	12/29/2026	2,905,138	2,858,525	2,893,247
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (14)	Commercial Services	LIBOR + 575	10.52%	12/29/2026	976,532	961,255	972,534
Applied Technical Services, LLC	Revolver	(4) (5) (6) (14)	Commercial Services	LIBOR + 575	10.52%	12/29/2026	118,577	112,536	116,959
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche B	(4) (5) (6) (14)	Commercial Services	LIBOR + 575	10.48%	12/29/2026	616,459	567,405	604,952
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche A	(4) (5) (14)	Commercial Services	LIBOR + 575	10.48%	12/29/2026	2,755,004	2,706,041	2,743,727

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	LIBOR + 725	11.54%	5/6/2027	13,300,000	13,081,066	12,755,600
Apptio, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 600	9.94%	1/10/2025	2,665,555	2,643,581	2,665,555
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6) (14)	Software	LIBOR + 600	9.94%	1/10/2025	106,509	106,509	106,509
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Containers, Packaging & Glass	SOFR + 625	10.67%	9/30/2028	16,663,273	16,350,365	16,339,612
ASP Blade Holdings, Inc.	Initial Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 400	8.38%	10/15/2028	1,981,176	1,972,663	1,560,176
Associations, Inc.	Delayed Draw Term Loan, Tranche E	(4) (5) (6) (8) (14)	Engineering & Construction	SOFR + 400, 2.50% PIK	11.04%	7/2/2027	124,083	109,161	75,023
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (6) (8) (14)	Engineering & Construction	LIBOR + 400, 2.50% PIK	11.04%	7/2/2027	620,588	612,745	590,683
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(2) (4) (5) (8) (14)	Engineering & Construction	SOFR + 400, 2.50% PIK	11.04%	7/2/2027	1,027,535	1,019,673	997,055
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(2) (4) (5) (6) (8) (14)	Engineering & Construction	LIBOR + 400, 2.50% PIK	11.04%	7/2/2027	1,027,535	1,019,662	997,055
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	Engineering & Construction	LIBOR + 400, 2.50% PIK	11.04%	7/2/2027	493,690	489,900	479,045
Associations, Inc.	Term Loan	(3) (4) (5) (8) (14)	Engineering & Construction	LIBOR + 400, 2.50% PIK	11.04%	7/2/2027	4,174,110	4,144,361	4,050,295
Astra Acquisition Corp.	Term Loan	(2) (3) (4) (6) (14)	Software	LIBOR + 525	9.63%	10/25/2028	2,968,427	2,878,126	2,617,173
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4) (13) (14)	Insurance	SOFR + 400	8.48%	8/19/2028	2,992,500	2,849,642	2,664,073
Athenahealth, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 350	7.82%	2/15/2029	3,062,870	3,049,151	2,757,685
Athenahealth, Inc.	Delayed Draw Term Loan	(2) (3) (4) (6) (14)	Software	SOFR + 350	7.82%	2/15/2029	130,435	128,120	78,449
Atlas AU Bidco Pty Ltd	Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	SOFR + 725	11.48%	12/12/2029	2,890,276	2,795,540	2,795,540
Avalara, Inc	Term Loan	(2) (3) (4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 725	11.83%	10/19/2028	9,000,000	8,758,698	8,700,904
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 375	8.14%	7/15/2028	2,254,900	2,248,408	1,724,998
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (14)	Retail	SOFR + 831	12.73%	12/20/2026	2,775,465	2,740,065	2,668,129
Blackstone CQP	Term Loan	(2) (3) (4) (14)	Energy: Oil & Gas	LIBOR + 375	8.48%	6/4/2028	4,949,749	4,938,565	4,920,199
BlueCat Networks, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	10.46%	8/8/2028	41,667	28,819	22,605
BlueCat Networks, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	10.46%	8/8/2028	3,156,784	3,096,884	3,069,076
Boxer Parent Company Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	8.13%	10/2/2025	2,001,561	2,001,561	1,913,092
Caldic B.V.	Term Loan, Tranche B	(2) (3) (4) (14)	Transportation	SOFR + 375	7.84%	2/26/2029	2,977,500	2,970,777	2,884,453

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Cambrex Corporation	Term Loan	(2) (3) (4) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 350	7.69%	12/7/2026	4,917,129	4,917,129	4,768,386
Cano Health, LLC	Term Loan	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	SOFR + 400	8.42%	11/23/2027	5,215,202	5,203,889	4,114,794
CDK Global, Inc.	Term Loan	(3) (4) (14)	Computers and Electronics	SOFR + 450	9.08%	7/6/2029	3,800,000	3,691,946	3,761,126
Celerion Buyer, Inc	Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 650	10.64%	11/3/2029	1,575,959	1,528,002	1,527,209
Chemical Computing Group ULC	Term Loan, Tranche A	(2) (3) (4) (5) (6) (14)	Software	SOFR + 450	8.57%	8/30/2024	2,134,603	2,129,497	2,102,817
City Football Group Ltd.	Term Loan	(2) (3) (4) (14)	Hotel, Gaming & Leisure	LIBOR + 350	6.48%	7/21/2028	1,980,000	1,975,583	1,846,350
Cobham Ultra SeniorCo S.a.r.l	Term Loan	(3) (4) (14)	Electrical Components & Equipment	LIBOR + 375	7.06%	8/4/2029	2,992,500	2,992,500	2,902,725
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	SOFR + 400	8.53%	12/29/2028	3,922,300	3,924,392	3,586,943
Convergint Technologies, LLC	Incremental Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 475	9.07%	3/31/2028	2,981,581	2,942,009	2,858,591
Convergint Technologies, LLC	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	8.13%	3/31/2028	2,856,595	2,856,534	2,728,048
Cordstrap Holding B.V.	Term Loan, WC Bridge Facility	(3) (4) (5) (14)	Transportation	EURIBOR + 500	6.77%	2/11/2023	€ 1,048,911	1,084,237	1,122,807
Cordstrap Holding B.V.	Term Loan, Facility B	(3) (4) (5) (8) (14)	Transportation	EURIBOR + 563, 2.63% PIK	10.02%	5/11/2028	€ 24,431,694	24,829,208	25,825,983
CoreLogic, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services	LIBOR + 350	7.94%	6/2/2028	4,147,500	4,130,558	3,447,609
Cornerstone OnDemand, Inc	Term Loan	(3) (4) (14)	Software	LIBOR + 375	8.13%	10/16/2028	4,987,437	4,139,622	4,438,819
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 800, 2.00% PIK	10.33%	5/22/2026	€ 12,489,460	13,584,172	11,063,126
CPI Intermediate Holdings, Inc	Term Loan	(2) (3) (4) (5) (6) (14)	Telecommunications	SOFR + 550	9.68%	10/6/2029	3,872,203	3,790,270	3,775,974
Da Vinci Purchaser Corp.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 400	8.38%	1/8/2027	1,922,167	1,926,388	1,739,561
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 641	10.46%	4/3/2028	421,703	417,719	395,858
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	SOFR + 641	10.46%	4/3/2028	3,259,334	3,220,737	3,086,909
DCA Investment Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 641	10.46%	4/3/2028	1,472,021	1,439,821	1,375,486
Delta TopCo, Inc	Term Loan, Tranche B	(2) (3) (4) (14)	Computers and Electronics	LIBOR + 375	8.15%	12/1/2027	1,994,937	1,814,260	1,837,836
Denali Midco 2, LLC	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 650	10.92%	12/22/2027	4,987,500	4,844,322	4,797,763
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	10.92%	12/22/2027	1,000,000	857,755	809,788
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Automotive	LIBOR + 375	8.47%	10/4/2028	3,721,875	3,708,583	3,327,468
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 600	9.00%	4/2/2026	11,785,525	11,129,934	11,991,772
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	10.63%	8/4/2025	1,418,040	1,397,946	1,359,150
Diligent Corporation	Revolver	(4) (5) (6) (14)	Telecommunications	LIBOR + 625	10.63%	8/4/2025	35,160	33,606	30,293

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (14)	Telecommunications	LIBOR + 625	10.63%	8/4/2025	193,399	190,768	185,367
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 575	5.75%	8/4/2025	1,670,250	1,659,834	1,581,693
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 575	10.13%	8/4/2025	2,259,750	2,241,757	2,139,938
Dwyer Instruments, Inc.	Revolver	(4) (5) (6) (14)	Capital Equipment	LIBOR + 600	10.74%	7/21/2027	312,146	253,162	259,662
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	LIBOR + 600	10.74%	7/21/2027	19,481,165	19,151,700	19,181,873
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Capital Equipment	LIBOR + 600	10.74%	7/21/2027	998,408	982,861	983,069
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Utilities	LIBOR + 350	8.23%	10/1/2027	1,952,530	1,950,115	1,873,375
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 500	9.38%	7/23/2026	6,625,083	5,997,473	4,392,099
Element Materials Technology Group US Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (13) (14)	Commercial Services	SOFR + 425	8.93%	4/12/2029	1,610,526	1,609,369	1,570,263
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Commercial Services	SOFR + 425	8.93%	4/12/2029	3,489,474	3,479,979	3,402,237
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Commercial Services	SOFR + 550	10.07%	4/14/2028	20,372,841	20,096,710	20,135,992
Eliassen Group, LLC	Term Loan	(4) (5) (6) (14)	Commercial Services	SOFR + 550	10.07%	4/14/2028	582,720	530,864	537,460
Ellkay, LLC	Term Loan	(3) (4) (5) (6) (14)	Healthcare & Pharmaceuticals	LIBOR + 625	11.00%	9/14/2027	14,106,640	13,847,272	13,539,610
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 375	8.48%	5/21/2028	1,980,000	1,971,830	1,913,175
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5) (14)	Utilities	LIBOR + 575	10.48%	4/19/2028	836,864	823,441	798,633
EPS Nass Parent, Inc.	Revolver	(4) (5) (6) (14)	Utilities	LIBOR + 575	10.48%	4/19/2028	37,763	36,846	34,667
EPS Nass Parent, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Utilities	LIBOR + 575	10.48%	4/19/2028	47,102	45,795	43,245
eResearchTechnology, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 450	8.88%	2/4/2027	1,964,736	1,964,736	1,728,142
Excel Fitness Holdings, Inc.	Revolver	(4) (5) (6) (13) (14)	Hotel, Gaming & Leisure	SOFR + 525	10.25%	4/29/2029	452,458	436,549	411,431
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Hotel, Gaming & Leisure	SOFR + 525	10.25%	4/29/2029	6,218,789	6,103,764	5,932,321
Excelitas Technologies Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	10.12%	8/12/2029	209,387	202,409	195,853
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	10.12%	8/12/2029	2,964,477	2,907,599	2,855,895
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (6) (14)	Capital Equipment	EURIBOR + 575	7.55%	8/12/2029	€ 1,275,390	1,280,830	1,310,975
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Hotel, Gaming & Leisure	SOFR + 400	8.32%	1/27/2029	2,972,525	2,965,903	2,820,570
Finastra USA, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 350	8.33%	6/13/2024	3,961,431	3,917,559	3,494,299
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(3) (5)	Transportation	9.00%	9.00%	8/13/2027	14,906,250	14,626,425	14,608,125
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services	LIBOR + 375	3.75%	4/1/2028	4,939,936	4,923,294	4,686,765

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Flynn Restaurant Group LP	Term Loan	(2) (3) (4) (14)	Retail	LIBOR + 425	7.42%	12/3/2028	2,970,000	2,943,870	2,775,703
FPG Intermediate Holdco, LLC	Term Loan, 3rd Amendment	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	10.92%	3/5/2027	85,408	68,006	43,795
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 400	8.73%	10/1/2027	4,436,038	4,422,495	4,153,241
Global Medical Response, Inc	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 425	8.63%	10/2/2025	3,969,620	3,969,620	2,766,349
Grab Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 450	8.89%	1/29/2026	1,764,820	1,974,763	1,752,727
Granite Holdings US Acquisition Co.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 400	8.75%	9/30/2026	2,442,010	2,340,966	2,438,957
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 700	11.58%	9/1/2028	7,598,039	7,459,289	7,290,431
Greenhouse Software, Inc.	Incremental Revolver	(2) (3) (4) (5) (6) (14)	Software	SOFR + 700	11.58%	9/1/2028	1,600,000	1,560,089	1,538,478
Guidehouse LLP	Term Loan	(2) (3) (4) (5) (14)	Sovereign & Public Finance	LIBOR + 625	10.63%	10/16/2028	79,503	77,964	78,084
Hadrian Acquisition Limited	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 526, 3.47% PIK	12.16%	2/28/2029	£ 18,502,283	24,064,016	21,865,049
Hadrian Acquisition Limited	Acquisition Term Loan	(2) (3) (4) (5) (6) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 500, 2.75% PIK	11.18%	2/28/2029	£4,475,382	5,117,000	5,217,839
Hampton Rubber Company	Delayed Draw Term Loan	(4) (5) (8) (14)	Capital Goods	LIBOR + 650, 1.75% PIK	12.98%	1/9/2026	636,156	630,403	661,602
Hampton Rubber Company	Term Loan	(2) (3) (4) (5) (8) (14)	Capital Goods	LIBOR + 650, 1.75% PIK	12.16%	1/9/2026	4,084,565	4,027,279	4,247,948
Heartland Home Services, Inc.	Delayed Draw Term Loan, 1st Amendment	(4) (5) (14)	Consumer Services	LIBOR + 600	10.38%	12/15/2026	8,673,610	8,602,070	8,590,246
Heartland Home Services, Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (6) (14)	Consumer Services	LIBOR + 575	10.10%	12/15/2026	4,644,093	4,593,053	4,535,871
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 600	10.38%	12/15/2026	2,301,186	2,269,233	2,279,068
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 600	10.38%	12/15/2026	6,928,564	6,847,927	6,855,292
Hercules Borrower, LLC	Revolver	(2) (4) (5) (6) (14)	Environmental Industries	LIBOR + 650	10.67%	12/14/2026	76,795	64,750	52,843
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (14)	Environmental Industries	LIBOR + 650	10.67%	12/14/2026	6,088,908	5,980,536	5,886,343
Hercules Borrower, LLC	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Environmental Industries	LIBOR + 550	9.75%	12/14/2026	1,633,274	1,584,502	1,428,504
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (14)	Environmental Industries	LIBOR + 550	9.75%	12/14/2026	346,182	340,743	323,905
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 525	9.63%	11/25/2026	4,928,469	4,888,584	4,818,335
Higginbotham Insurance Agency, Inc.	Incremental Delayed Draw Term Loan	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 525	9.63%	11/25/2026	1,860,595	1,825,550	1,762,760
Hoosier Intermediate, LLC	Revolver	(4) (5) (6) (14)	Healthcare & Pharmaceuticals	LIBOR + 550	10.11%	11/15/2028	600,000	570,449	501,697
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 550	10.11%	11/15/2028	12,267,300	12,053,454	11,597,346

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
HS S.p.A Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	SOFR + 575	10.45%	6/2/2029	8,605,015	8,421,572	8,335,756
Hunter Douglas, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services	SOFR + 350	7.86%	2/25/2029	2,985,000	2,971,581	2,614,532
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 425	7.92%	8/19/2028	3,719,688	3,705,552	3,640,644
iCIMS, Inc.	Term Loan	(2) (3) (4) (5) (6) (8) (14)	Software	SOFR + 338, 3.88% PIK	11.52%	8/18/2028	25,603,284	25,137,677	24,580,741
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Software	SOFR + 400	8.73%	2/16/2028	1,554,167	1,550,219	1,525,026
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Wholesale	SOFR + 625	10.83%	11/22/2025	484,475	476,981	479,581
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (6) (14)	Wholesale	SOFR + 625	10.83%	11/22/2025	6,412,826	6,305,788	6,343,870
Individual FoodService Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Wholesale	SOFR + 625	10.83%	11/22/2025	4,888,355	4,815,513	4,838,975
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(4) (5) (14)	Wholesale	SOFR + 625	10.83%	11/22/2025	2,609,911	2,571,459	2,583,547
Individual FoodService Holdings, LLC	Incremental Delayed Draw Term Loan	(4) (5) (14)	Wholesale	SOFR + 625	10.83%	11/22/2025	9,018,658	8,880,364	8,927,556
Individual FoodService Holdings, LLC	Delayed Draw Term Loan, Tranche 2	(4) (5) (6) (14)	Wholesale	SOFR + 625	10.83%	11/22/2025	1,633,490	1,578,127	1,600,249
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Hotel, Gaming & Leisure	EURIBOR + 900	10.95%	5/28/2027	€ 20,800,000	24,735,031	21,875,706
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 4th Amendment	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 605	10.81%	8/27/2025	5,903,744	5,849,749	5,721,643
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 6th Amendment	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 605	10.81%	8/27/2025	4,446,054	4,401,625	4,286,028
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 8th Amendment	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 602	10.77%	8/27/2025	2,978,147	2,945,653	2,870,955
Interlock Merger Subsidiary, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Non-Durable	SOFR + 675	10.97%	11/1/2028	2,492,163	2,418,921	2,417,398
Interlock Merger Subsidiary, Inc.	Revolver	(2) (4) (5) (6) (13) (14)	Consumer Goods: Non-Durable	SOFR + 675	10.97%	11/1/2028	23,511	16,645	16,459
Internap Corporation	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	LIBOR + 300, 3.50% PIK	11.09%	5/8/2025	954,162	698,982	457,998
Intrado Corporation	Term Loan, Tranche B1	(2) (3) (4) (14)	Telecommunications	LIBOR + 350	7.91%	10/10/2024	2,868,610	2,777,747	2,633,040
ION Trading Finance Ltd.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 475	9.48%	4/1/2028	6,176,086	6,169,341	5,840,787
IQN Holding Corp.	Term Loan	(2) (3) (4) (5) (14)	Commercial Services	SOFR + 525	9.64%	5/2/2029	6,766,339	6,703,719	6,661,206
IQN Holding Corp.	Delayed Draw Term Loan	(4) (5) (6) (14)	Commercial Services	SOFR + 525	9.64%	5/2/2029	56,706	45,619	37,414
IRIS Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 475	8.94%	6/28/2028	2,992,500	2,753,054	2,710,337
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Automotive	LIBOR + 600	10.75%	12/22/2027	18,046,875	17,666,828	16,709,030

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Jeg's Automotive, LLC	Revolver	(4) (5) (14)	Automotive	LIBOR + 600	10.75%	12/22/2027	2,604,166	2,560,051	2,447,326
Kaseya, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	High Tech Industries	SOFR + 575	10.33%	6/23/2029	35,452,856	34,725,737	34,324,453
KRE Hyod Owner, LLC	Term Loan, Tranche A1	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 421	8.33%	9/13/2026	1,363,636	1,363,636	1,350,000
KRE Hyod Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 1046	14.58%	9/13/2024	3,962,943	3,962,943	3,933,221
LBM Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Capital Equipment	LIBOR + 375	7.12%	12/18/2027	1,971,617	1,955,673	1,704,837
LifeMiles Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	LIBOR + 525	9.98%	8/30/2026	3,426,143	3,428,066	3,172,608
Linquest Corporation	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 575	9.10%	7/28/2028	9,875,000	9,709,918	8,927,139
Loyalty Ventures, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Commercial Services	LIBOR + 450	8.88%	11/3/2027	4,393,750	4,354,840	1,746,516
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 625	10.98%	6/10/2027	5,775,675	5,664,251	5,384,570
LVF Holdings, Inc.	Revolver	(2) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 625	10.98%	6/10/2027	577,874	564,521	530,158
LVF Holdings, Inc.	Initial Term Loan	(3) (4) (5) (14)	Beverage, Food & Tobacco	LIBOR + 625	10.98%	6/10/2027	6,035,061	5,940,517	5,706,166
Material Holdings, LLC	Revolver	(4) (5) (6) (14)	Commercial Services	SOFR + 600	10.67%	8/19/2027	345,269	333,939	313,112
Material Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Commercial Services	SOFR + 600	10.67%	8/19/2027	702,401	679,956	638,236
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Commercial Services	SOFR + 600	10.67%	8/19/2027	10,938,899	10,761,845	10,449,879
Maverick Acquisition, Inc.	Initial Term Loan	(3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	10.98%	6/1/2027	10,632,911	10,467,331	8,834,041
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	10.98%	6/1/2027	2,423,602	2,386,435	2,013,579
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Retail	SOFR + 400	8.63%	5/4/2028	3,447,500	3,433,736	3,282,503
McAfee, LLC	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 475	9.17%	7/27/2028	1,980,000	1,963,494	1,685,475
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Software	SOFR + 375	7.97%	3/1/2029	3,977,506	3,959,558	3,692,677
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	SOFR + 550	10.18%	12/23/2027	12,783,563	12,563,586	12,540,631
Medical Manufacturing Technologies, LLC	Revolver	(4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 550	10.18%	12/23/2027	645,635	619,535	616,187
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Healthcare & Pharmaceuticals	SOFR + 550	10.18%	12/23/2027	4,633,330	4,546,875	4,535,468
MH Sub I, LLC	Incremental Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	8.13%	9/15/2024	2,347,603	2,339,285	2,278,020
MI Windows and Doors, LLC	Term Loan	(2) (3) (4) (14)	Consumer Services	SOFR + 350	7.82%	12/18/2027	1,226,715	1,228,845	1,211,381
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 525	10.00%	6/20/2027	2,250,000	2,218,660	2,311,313
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 375	8.41%	10/15/2028	4,962,500	4,880,019	4,561,530
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (13) (14)	Engineering & Construction	SOFR + 650	10.95%	8/5/2028	43,166	10,617	9,282
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(4) (5) (13) (14)	Engineering & Construction	SOFR + 650	10.95%	8/5/2028	839,034	823,099	822,693

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Nefco Holding Company, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Engineering & Construction	SOFR + 650	10.95%	8/5/2028	4,643,172	4,555,016	4,552,742
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	SOFR + 650	11.08%	5/17/2028	1,298,875	1,275,040	1,275,537
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	(4) (5) (14)	Consumer Services	SOFR + 650	11.08%	5/17/2028	5,347,594	5,249,930	5,251,509
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	(4) (5) (14)	Consumer Services	SOFR + 650	11.08%	5/17/2028	3,602,306	3,536,769	3,537,580
North Haven Fairway Buyer, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.08%	5/17/2028	1,250,000	868,436	869,872
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan C	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.08%	5/17/2028	31,623	28,228	28,228
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Consumer Services	SOFR + 575	10.34%	5/24/2027	—	(3,816)	(4,376)
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Commercial Services	SOFR + 550	9.48%	4/28/2028	821,456	799,629	764,250
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Commercial Services	SOFR + 550	9.48%	4/28/2028	5,030,030	4,979,149	4,898,670
Optiv, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	7.42%	2/1/2024	5,940,274	5,895,603	5,668,032
Orbit Private Holdings I Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Commercial Services	LIBOR + 450	7.81%	12/10/2028	1,980,000	1,960,762	1,959,368
Osmosis Buyer Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	SOFR + 375	7.42%	7/30/2028	5,223,750	5,212,839	4,912,519
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	LIBOR + 350	8.23%	11/30/2027	4,929,774	4,933,610	4,664,799
Panenka Bidco Limited	Term Loan, Tranche B Facility	(3) (4) (5) (6) (14)	Software	EURIBOR + 775	9.10%	9/14/2028	€ 15,593,220	15,243,850	16,049,485
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 450	8.91%	1/8/2028	3,452,450	3,440,624	3,092,808
Parkway Generation, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Energy: Oil & Gas	SOFR + 475	9.07%	2/18/2029	3,512,828	3,504,757	3,445,206
Parkway Generation, LLC	Term Loan, Tranche C	(2) (3) (4) (14)	Energy: Oil & Gas	SOFR + 475	9.07%	2/18/2029	460,780	459,721	454,251
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 375	8.13%	2/1/2028	1,929,225	1,921,622	1,880,589
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 600	10.73%	7/12/2027	3,222,000	3,170,691	3,137,786
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (14)	Hotel, Gaming & Leisure	LIBOR + 550	10.25%	11/12/2027	10,241,110	10,068,387	10,061,762
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Hotel, Gaming & Leisure	LIBOR + 550	10.25%	11/12/2027	8,205,818	7,964,583	7,950,398
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 400	8.73%	6/4/2028	3,703,125	3,688,165	3,371,177
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Healthcare & Pharmaceuticals	LIBOR + 375	8.13%	7/25/2026	1,988,089	1,986,421	1,822,422
Primetech Holdco S.a.r.l.	Term Loan	(3) (5) (8)	Insurance	12.00% PIK	12.00%	7/28/2029	€ 23,111,996	21,778,273	22,575,455
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	LIBOR + 375	8.43%	11/3/2025	5,884,026	5,877,072	5,616,774
Project Castle, Inc.	Term Loan, Tranche B	(3) (4) (14)	Capital Goods	SOFR + 550	10.08%	6/1/2029	4,987,500	4,492,746	4,008,703
Proofpoint, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	7.98%	8/31/2028	1,984,962	1,968,974	1,904,452
Prophix Software Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 650	10.67%	2/1/2026	5,481,728	5,384,535	5,481,728
Prophix Software Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 650	10.67%	2/1/2026	6,907,722	6,803,424	6,907,722

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Propulsion (BC) Finco S.a.r.l.	Term Loan	(3) (4) (5) (14)	Aerospace & Defense	SOFR + 400	8.58%	9/14/2029	5,100,000	5,097,150	4,947,000
PXO Holdings I Corp.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.05%	3/8/2028	2,389,139	2,309,087	2,304,936
PXO Holdings I Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	9.05%	3/8/2028	14,678,912	14,418,665	14,409,587
Qnnect, LLC	Term Loan	(2) (3) (4) (5) (6) (14)	Aerospace & Defense	SOFR + 700	11.11%	11/2/2029	2,640,523	2,542,253	2,540,523
Quantic Electronics, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	10.95%	3/1/2027	1,462,509	1,441,103	1,387,385
Quantic Electronics, LLC	Incremental Term Loan, 2nd Amendment	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	10.97%	11/19/2026	2,000,742	1,971,713	1,897,971
Quantic Electronics, LLC	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	10.97%	11/19/2026	2,825,093	2,781,218	2,679,978
Quantic Electronics, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Aerospace & Defense	LIBOR + 625	10.95%	3/1/2027	1,814,752	1,776,173	1,685,140
Quantic Electronics, LLC	Revolver, 3rd Amendment	(4) (5) (6) (14)	Aerospace & Defense	LIBOR + 625	10.97%	11/19/2026	368,226	361,665	344,583
Quest Borrower Ltd.	Term Loan	(2) (3) (4) (14)	High Tech Industries	SOFR + 425	8.34%	2/1/2029	7,980,000	6,702,400	6,122,176
Radwell Parent LLC	Incremental Term Loan, 1st Amendment	(2) (3) (4) (5) (6) (13) (14)	Wholesale	SOFR + 675	11.33%	4/1/2029	18,604,656	18,004,656	18,004,656
RealPage, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 300	7.38%	4/22/2028	3,773,592	3,756,538	3,581,139
Refficiency Holdings LLC	Term Loan	(2) (3) (4) (14)	Commercial Services	LIBOR + 375	8.13%	12/16/2027	3,271,662	3,264,818	3,089,693
Refficiency Holdings LLC	Delayed Draw Term Loan	(2) (3) (4) (14)	Commercial Services	LIBOR + 375	8.13%	12/16/2027	190,504	190,113	179,908
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	10.48%	5/22/2025	1,466,390	1,449,843	1,466,390
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	10.48%	5/22/2025	1,517,073	1,503,833	1,517,073
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	10.48%	5/22/2025	2,035,946	2,001,757	2,035,946
Rome Bidco Ltd.	Term Loan	(2) (3) (4) (5) (8) (14)	Hotel, Gaming & Leisure	SONIA + 388, 3.88% PIK	9.44%	12/23/2027	£ 32,468,851	43,225,558	37,977,491
Rome Bidco Ltd.	Delayed Draw Term Loan, Capex Facility	(3) (4) (5) (6) (8) (14)	Hotel, Gaming & Leisure	SONIA + 388, 3.88% PIK	9.44%	12/23/2027	£1,997,796	2,544,725	2,281,665
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	9.83%	11/1/2026	6,064,618	5,993,602	5,789,664
RSC Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	9.83%	11/1/2026	140,862	132,100	95,177
RSC Acquisition, Inc.	Delayed Draw Term Loan, Tranche 4	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	9.83%	11/1/2026	217,830	215,917	207,954
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	9.80%	11/20/2025	4,156,642	4,118,967	4,065,181
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6) (14)	Telecommunications	LIBOR + 625	9.80%	11/20/2025	50,939	48,430	35,994

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
SCP Eye Care Services, LLC	Term Loan	(4) (5) (6) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 575	9.47%	10/7/2029	120,715	116,043	116,810
SCP Eye Care Services, LLC	Revolver	(4) (5) (6) (13) (14)	Healthcare & Pharmaceuticals	SOFR + 575	9.47%	10/7/2029	1,568	1,021	1,108
Signature Aviation	Term Loan, Tranche B2	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	8.07%	7/1/2029	2,992,500	2,921,628	2,978,944
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	LIBOR + 400	8.38%	5/17/2028	2,962,500	2,943,097	2,796,393
Smarsh, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Software	SOFR + 650	11.29%	2/18/2029	510,180	487,365	456,603
Smarsh, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 650	11.29%	2/18/2029	4,081,438	4,007,617	3,909,992
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 350	7.17%	10/7/2027	1,965,113	1,961,871	1,892,659
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5) (14)	Automotive	LIBOR + 700	11.73%	1/22/2027	6,558,150	6,447,567	6,512,921
Spotless Brands, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	10.80%	7/25/2028	28,706,283	28,149,409	27,808,216
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Consumer Services	SOFR + 650	10.80%	7/25/2028	4,181,292	4,102,536	4,055,293
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (13) (14)	Consumer Services	SOFR + 650	10.80%	7/25/2028	944,446	926,756	915,986
Tank Holding Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Goods	SOFR + 575	10.16%	3/31/2028	275,862	246,745	231,986
Tank Holding Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Capital Goods	SOFR + 575	10.16%	3/31/2028	37,741,379	37,063,195	36,740,919
Teneo Holdings, LLC	Term Loan	(2) (3) (4) (13) (14)	Commercial Services	SOFR + 525	9.67%	7/12/2025	1,239,028	1,220,517	1,189,467
The Carlstar Group, LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Automotive	SOFR + 650	10.92%	7/8/2027	7,222,857	7,042,914	7,105,194
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	8.03%	5/3/2026	3,935,262	3,919,360	3,738,499
Tibco Software, Inc	Term Loan, Tranche B	(3) (4) (14)	High Tech Industries	SOFR + 450	9.18%	3/31/2029	10,000,000	9,121,212	8,912,500
Tiger Acquisition, LLC	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 325	7.63%	6/1/2028	2,962,500	2,962,500	2,806,613
Trader Corporation	Term Loan	(2) (3) (4) (5) (6) (14)	Automotive	CDOR + 675	11.61%	12/22/2029	CAD 3,020,236	2,160,863	2,170,795
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.89%	1/20/2023	906,457	906,457	906,457
Trafigura Pte. Ltd.	Revolver	(4) (5) (6) (13) (14)	Metals & Mining	SOFR + 835	12.89%	1/20/2023	1,382,393	1,370,669	1,341,850
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.89%	2/27/2023	167,151	163,734	161,095
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.89%	2/27/2023	280,778	275,034	270,902
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.89%	2/21/2023	2,248,428	2,202,021	2,180,039

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Trafigura Pte. Ltd.	Revolver	(4) (5) (13) (14)	Metals & Mining	SOFR + 835	12.89%	3/27/2023	1,421,277	1,372,471	1,372,471
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Beverage, Food & Tobacco	LIBOR + 350	7.17%	3/31/2028	5,328,906	5,291,467	4,937,232
Tufin Software North America, Inc.	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Software	SOFR + 769	12.01%	8/17/2028	26,138,565	25,618,532	25,290,054
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 375	8.10%	4/21/2028	1,965,000	1,957,201	1,936,625
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	LIBOR + 600	10.73%	10/19/2027	4,950,000	4,867,337	4,707,419
USR Parent, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Retail	SOFR + 760	11.72%	4/25/2027	4,222,222	4,184,742	4,025,141
Verifone Systems, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 400	8.36%	8/20/2025	3,664,974	3,645,146	3,354,038
Vertical US Newco, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Capital Equipment	LIBOR + 350	6.87%	7/31/2027	5,900,623	5,907,749	5,668,315
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Media	8.75%, 5.25% PIK	14.00%	7/17/2023	£ 11,070,367	15,096,525	12,747,804
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Media	14.00% PIK	14.00%	7/17/2023	£ 10,534,316	14,306,356	12,130,528
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	8.35%	4/24/2028	5,996,818	5,552,786	4,953,372
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Telecommunications	LIBOR + 350	7.75%	7/20/2028	4,937,506	4,939,525	4,678,287
Whitewater Whistler Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 550	10.23%	6/30/2026	9,500,000	9,484,056	9,500,000
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Telecommunications	LIBOR + 625	10.67%	9/21/2027	959,456	961,551	865,909
Wineshipping.com LLC	Term Loan	(2) (3) (4) (5) (14)	Beverage, Food & Tobacco	LIBOR + 575	10.15%	10/29/2027	13,764,256	13,533,315	12,673,778
Wineshipping.com LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 575	10.15%	10/29/2027	376,432	344,125	219,150
Wineshipping.com LLC	Revolver	(2) (3) (4) (5) (6) (14)	Beverage, Food & Tobacco	LIBOR + 575	10.15%	10/29/2027	476,684	444,315	319,328
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4) (14)	Transportation	LIBOR + 400	7.67%	7/26/2028	975,038	966,956	888,776
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Goods: Durable	LIBOR + 575	10.07%	9/13/2027	6,674,513	6,565,147	6,407,874
Yellowstone Landscape, Inc.	Delayed Draw Term Loan	(3) (4) (5) (14)	Consumer Services	LIBOR + 500	9.53%	11/1/2025	777,784	764,236	776,291
YLG Holdings, LLC	Incremental Term Loan	(3) (4) (5) (14)	Consumer Services	LIBOR + 500	9.53%	11/1/2025	1,182,625	1,161,284	1,180,356
First Lien Debt Total (Cost of $1,274,220,745)								$1,274,220,745	$1,225,961,536

Second Lien Debt (14.9% of Net Assets)
11852604 Canada, Inc.	Term Loan	(4) (5) (8) (14)	Healthcare & Pharmaceuticals	LIBOR + 9.50% PIK	13.17%	9/30/2028	$30,354,687	$29,807,909	$29,595,820
520 Mezz Owner 2, LLC	Term Loan, Mezzanine	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 1262	16.44%	3/2/2026	6,109,980	5,873,972	5,845,215
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5) (14)	Hotel, Gaming & Leisure	LIBOR + 750	11.62%	2/1/2027	1,712,000	1,693,529	1,547,419

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	11.48%	7/27/2029	13,864,250	13,622,626	13,552,304
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	LIBOR + 750	12.23%	3/3/2029	5,538,461	5,421,788	5,271,276
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	8.82%	6/30/2026	€ 1,876,305	2,112,408	1,998,447
Asurion, LLC	Term Loan, Tranche B4	(2) (3) (4) (14)	Insurance	LIBOR + 525	9.63%	1/15/2029	3,500,000	3,469,848	2,705,010
Aurora Plastics	Term Loan	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	LIBOR + 750	11.85%	8/10/2029	19,090,000	18,631,392	18,319,369
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 700	11.02%	12/10/2029	1,500,000	1,485,000	825,000
Banff Merger Sub, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 550	9.88%	2/27/2026	2,000,000	1,992,442	1,835,000
Blackbird Purchaser, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (6) (14)	Capital Equipment	LIBOR + 750	11.88%	4/8/2027	18,388,382	17,981,036	16,980,932
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 750	11.88%	4/19/2026	3,639,355	3,597,640	3,500,865
Comet Acquisition Corp.	Term Loan	(2) (3) (4) (5) (14)	Commercial Services	LIBOR + 750	12.23%	10/26/2026	384,615	384,112	375,498
CommerceHub, Inc.	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 700	11.53%	12/29/2028	1,000,000	985,000	786,250
Drilling Info Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 825	12.64%	7/30/2026	4,200,000	4,118,448	4,231,500
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	LIBOR + 650	11.23%	5/21/2029	1,500,000	1,493,669	1,354,995
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	LIBOR + 600	10.73%	5/21/2029	1,500,000	1,500,000	1,365,000
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5) (14)	Automotive	LIBOR + 875	13.13%	12/19/2026	2,500,000	2,428,826	2,431,250
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 800	12.38%	6/18/2027	3,100,000	3,071,449	2,891,779
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Healthcare & Pharmaceuticals	LIBOR + 725	10.39%	3/2/2029	5,000,000	4,958,683	3,262,500
Neptune Bidco US, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Software	SOFR + 975	13.57%	10/11/2029	43,000,000	41,732,421	41,710,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	Automotive	LIBOR + 550, 2.00% PIK	11.91%	10/28/2028	3,522,371	3,442,452	3,468,568
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 775	12.09%	2/1/2029	4,465,719	4,409,121	4,319,335
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(4) (5) (14)	Hotel, Gaming & Leisure	GBP LIBOR + 975	10.94%	3/15/2023	£ 4,988,190	6,733,320	6,045,549
Queensgate Gem UK Midco Ltd.	Term Loan	(5) (8)	Hotel, Gaming & Leisure	12.75% PIK	12.75%	3/15/2023	£ 2,486,385	3,365,131	2,998,401
Quickbase, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 800	12.38%	4/2/2027	1,200,000	1,185,952	1,151,632
R&F International Sub 2 Ltd.	Term Loan, Mezzanine	(3) (4) (5) (6) (14)	Commercial Services	SONIA + 1303	15.17%	6/13/2026	£ 17,634,700	20,755,162	20,496,042

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Loans (101.9% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
RXR Atlas Mezz, LLC	Term Loan, Mezzanine	(4) (5) (14)	Real Estate Management & Services	SOFR + 1000	14.33%	8/25/2025	5,000,000	4,950,000	4,950,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 750	12.20%	5/18/2025	2,000,000	1,891,244	1,844,500
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 850	13.43%	11/2/2028	2,000,000	1,967,909	1,710,786
Zippy Shell Incorporated	Delayed Draw Term Loan	(5)	Commercial Services	13.00%	13.00%	11/2/2025	600,000	587,691	624,000
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services	13.00%	13.00%	11/2/2025	2,400,000	2,348,466	2,496,000
Second Lien Debt Total (Cost of $217,998,646)								$217,998,646	$210,490,242
Corporate Loans Total (Cost of $1,492,219,391)								$1,492,219,391	$1,436,451,778

Investments—Collateralized Loan Obligations (21.2% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd.	Series 2020-9A, Class E	(2) (4) (5) (7) (14)	LIBOR + 726	12.07%	1/20/2034	$1,000,000	$982,897	$935,428
AGL CLO 1 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 650	11.31%	10/20/2034	5,500,000	5,138,631	4,749,019
AGL CLO 19 Ltd.	Series 2022-19A, Class A	(2) (4) (5) (7) (14)	SOFR + 801	12.66%	7/21/2035	6,050,000	5,901,020	5,667,924
AGL CLO 5 Ltd.	Series 2020-5A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 645	11.26%	7/20/2034	2,000,000	1,805,708	1,762,438
AGL CLO Ltd.	Series 2022-20A, Class E	(2) (4) (5) (7) (14)	SOFR + 836	13.00%	7/20/2035	2,700,000	2,608,493	2,585,525
AIG CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 660	11.42%	4/22/2034	3,000,000	3,000,000	2,743,698
American Money Management Corp. CLO Ltd.	Series 2014-14A, Class B2L1	(2) (4) (5) (7) (14)	LIBOR + 735	12.17%	7/25/2029	1,500,000	1,439,811	1,372,778
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 670	11.49%	4/15/2034	6,400,000	6,303,163	5,766,688
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(2) (4) (5) (7) (14)	LIBOR + 646	11.25%	4/15/2034	4,000,000	3,965,503	3,480,660
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(5) (7) (12)			10/20/2034	8,830,000	7,406,567	5,604,744
Apex Credit CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7) (14)	LIBOR + 710	11.89%	4/18/2032	4,500,000	4,444,296	3,515,427
Apidos CLO	Series 2018-18A, Class E	(2) (4) (5) (7) (14)	LIBOR + 570	10.52%	10/22/2030	4,100,000	3,956,229	3,488,665
Apidos CLO Funding LLC	Series 2012-11A, Class ER3	(4) (5) (7) (14)	LIBOR + 657	11.36%	4/17/2034	1,528,500	1,337,743	1,347,538
Ares CLO Ltd.	Series 2022, Class SUB	(5) (7) (12)			4/15/2035	12,989,700	10,879,329	10,289,544
Ares CLO Ltd.	Series 2021-60A, Class SUB	(5) (7) (12)			7/18/2034	6,500,000	5,101,392	4,495,087
BABSON CLO Ltd.	Series 2017-1A, Class F	(2) (4) (5) (7) (14)	LIBOR + 745	12.24%	7/18/2029	2,500,000	2,469,120	2,052,545
BABSON CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	LIBOR + 840	12.47%	10/20/2034	1,333,334	1,234,686	1,245,653
Bain Capital Credit CLO Ltd.	Series 2022-3A, Class E	(2) (4) (5) (7) (14)	SOFR + 735	12.01%	7/17/2035	3,250,000	3,218,840	2,783,726
Bain Capital Credit CLO, Ltd.	Series 2022-1X, Class E	(2) (4) (5) (7) (14)	EURIBOR + 699	9.33%	10/19/2034	€ 2,000,000	2,129,038	1,770,112
Ballyrock Ltd.	Series 2022-21A, Class D	(4) (5) (7) (14)	LIBOR + 876	13.15%	10/20/2035	1,000,000	960,669	963,733
Barings CLO Ltd.	Series 2021-3A, Class SUB	(5) (7) (12)			1/18/2035	14,100,000	11,526,818	9,587,212
Battalion CLO XI Ltd.	Series 2017-11A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 685	11.67%	4/24/2034	3,000,000	2,973,313	2,464,770
Benefit Street Partners CLO Ltd.	Series 2014-IVA, Class DRR	(2) (4) (5) (7) (14)	LIBOR + 720	12.01%	1/20/2032	2,500,000	2,479,166	2,265,140
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(2) (4) (5) (7) (14)	LIBOR + 675	11.56%	4/20/2034	3,500,000	3,439,156	3,169,646
Benefit Street Partners CLO Ltd.	Series 2022-27A, Class E	(2) (4) (5) (7) (14)	SOFR + 812	12.76%	7/20/2035	3,734,483	3,568,137	3,566,786
BlackRock European CLO DAC	Series 5X, Class SUB	(5) (7) (12)			7/16/2031	€ 2,750,000	1,704,070	1,273,625

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Collateralized Loan Obligations (21.2% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 684	11.65%	4/20/2034	4,000,000	3,996,485	3,568,700
BlueMountain CLO Ltd.	Series 2019-25A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 725	12.04%	7/15/2036	5,725,000	5,704,959	4,623,602
BlueMountain CLO Ltd.	Series 2021, Class SUB	(5) (7) (12)			11/20/2034	5,900,000	4,851,880	3,921,810
Buckhorn Park CLO Ltd.	Series 2019-1A, Class SUB	(5) (7) (12)			7/18/2034	14,400,000	10,815,441	8,367,502
CBAM CLO Management	Series 2017-3A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 711	11.90%	7/17/2034	4,000,000	3,963,887	3,183,444
CBAM CLO Management	Series 2021, Class SUB	(5) (7) (12)			1/15/2036	11,267,262	9,405,777	6,405,757
Cedar Funding VI CLO Ltd.	Series 2016-6A, Class SUB	(5) (7) (12)			4/20/2034	17,821,729	13,579,508	10,156,835
CIFC Funding Ltd.	Series 2014-2RA, Class B2	(2) (4) (5) (7) (14)	LIBOR + 569	10.51%	4/24/2030	3,500,000	3,434,171	2,881,960
CIFC Funding Ltd.	Series 2013-1A, Class DR	(2) (4) (5) (7) (14)	LIBOR + 745	11.44%	7/16/2030	4,805,000	4,673,251	3,962,270
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(5) (7) (12)			4/20/2034	5,952,500	2,805,832	2,039,029
Crown Point CLO 10 Ltd.	Series 2021-10A, Class E	(2) (4) (5) (7) (14)	LIBOR + 685	11.66%	7/20/2034	3,000,000	2,919,727	2,613,063
Danby Park CLO Ltd.	Series 2022-1A, Class M1	(5) (7) (12)			10/21/2035	7,190,750	7	7
Danby Park CLO Ltd.	Series 2022-1A, Class M2	(5) (7) (12)			10/21/2035	7,190,750	7	7
Danby Park CLO Ltd.	Series 2022-1A, Class SUB	(5) (7) (12)			10/21/2035	7,190,750	6,455,748	6,504,734
Davis Park CLO Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 695	11.59%	4/20/2035	5,000,000	5,000,000	4,376,540
Dryden Senior Loan Fund CLO Ltd	Series 2022-106A, Class E	(4) (5) (7) (14)	SOFR + 887	13.43%	10/15/2035	1,333,334	1,280,256	1,277,227
Dryden Senior Loan Fund CLO Ltd.	Series 2015-41A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 530	10.13%	4/15/2031	1,265,000	1,256,598	983,937
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(5) (7) (12)			8/20/2034	4,915,323	3,916,233	3,482,792
Dryden Senior Loan Fund CLO Ltd.	Series 2022-109A, Class SUB	(5) (7) (12)			4/20/2035	3,348,838	2,797,246	2,654,176
Elevation CLO Ltd.	Series 2021-13A, Class E	(2) (4) (5) (7) (14)	LIBOR + 695	11.74%	7/15/2034	3,000,000	2,946,015	2,537,190
Empower CLO Ltd.	Series 2022-1A, Class E	(4) (5) (7) (14)	SOFR + 855	12.51%	10/20/2034	1,000,000	951,273	968,588
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(2) (4) (5) (7) (14)	LIBOR + 670	11.51%	7/20/2034	4,000,000	3,964,488	3,488,956
Henley Funding Ltd.	Series 7X, Class E	(2) (4) (5) (7) (14)	EURIBOR + 714	9.59%	4/25/2034	€ 2,000,000	2,139,769	1,840,227
KKR Financial CLO Ltd.	Series 10, Class ER	(2) (4) (5) (7) (14)	LIBOR + 650	11.27%	9/15/2029	3,000,000	2,967,083	2,715,150
KKR Financial CLO Ltd.	Series 2021-36A, Class SUB	(5) (7) (12)			10/15/2034	8,600,000	7,011,108	6,286,789
Long Point Park CLO Ltd.	Series 2017-1A, Class D2	(2) (4) (5) (7) (14)	LIBOR + 560	10.39%	1/17/2030	3,000,000	3,016,745	2,366,526
Madison Park Funding Ltd.	Series 2020-47A, Class E	(2) (4) (5) (7) (14)	LIBOR + 746	12.26%	1/19/2034	700,000	689,613	668,702
Madison Park Funding Ltd.	Series 2022-55A, Class E	(2) (4) (5) (7) (14)	SOFR + 817	12.80%	7/18/2035	5,818,182	5,713,643	5,401,932
Madison Park Funding Ltd.	Series 2022-54A, Class E1	(4) (5) (7) (14)	SOFR + 895	13.03%	10/21/2034	750,000	727,500	717,716
Madison Park Funding Ltd.	Series 2017, Class SUB	(5) (7) (12)			7/21/2030	24,315,250	10,740,918	6,423,505
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 711	11.93%	4/23/2034	2,500,000	2,477,862	2,214,950
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(2) (4) (5) (7) (14)	LIBOR + 720	11.99%	10/17/2034	4,000,000	3,926,811	3,535,668
Marble Point CLO XXV Ltd.	Series 2022-2A, Class E	(4) (5) (7) (14)	SOFR + 878	12.90%	10/20/2034	1,166,667	1,050,000	1,108,147
Octagon Investment Partners 40 Ltd.	Series 2019-1A, Class SUB	(5) (7) (12)			1/20/2035	22,500,000	15,832,672	13,184,919
Octagon Investment Partners 44 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 675	11.54%	10/15/2034	6,425,000	6,320,755	5,467,167
Octagon Investment Partners 58 Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 720	11.86%	7/15/2037	9,500,000	9,500,000	8,576,448
Palmer Square CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 858	12.65%	10/20/2035	2,666,667	2,533,876	2,548,499
Providus CLO VII DAC	Series 7X, Class E	(2) (4) (5) (7) (14)	EURIBOR + 769	9.98%	7/15/2036	€ 2,250,000	2,259,034	2,050,852

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Collateralized Loan Obligations (21.2% of Net Assets)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Regatta VI Funding Ltd.	Series 2016-1A, Class ER2	(2) (4) (5) (7) (14)	LIBOR + 675	11.56%	4/20/2034	2,500,000	2,284,464	2,201,300
Regatta XV Funding Ltd.	Series 2018-4A, Class D	(2) (4) (5) (7) (14)	LIBOR + 650	11.32%	10/25/2031	3,000,000	2,978,305	2,483,166
Regatta XXIII Funding Ltd.	Series 2021-4A, Class E	(2) (4) (5) (7) (14)	LIBOR + 670	11.51%	1/20/2035	5,000,000	4,809,932	4,432,485
Sound Point CLO XXIII Ltd.	Series 2019-2A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 647	11.26%	7/15/2034	3,000,000	2,947,027	2,387,769
Sound Point CLO XXIX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 685	11.67%	4/25/2034	4,000,000	3,929,313	3,320,312
Symphony CLO Ltd.	Series 2015-16A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 610	10.89%	10/15/2031	2,000,000	1,992,849	1,588,274
Symphony CLO Ltd.	Series 2021-26A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 750	12.31%	4/20/2033	3,500,000	3,500,000	3,024,994
Symphony CLO Ltd.	Series 2022-33A, Class E	(2) (4) (5) (7) (14)	SOFR + 710	11.76%	4/24/2035	5,000,000	5,000,000	4,467,965
Symphony CLO Ltd.	Series 2021-25A, Class E	(2) (4) (5) (7) (14)	LIBOR + 650	11.30%	4/19/2034	750,000	641,058	670,498
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 650	11.32%	4/23/2032	3,000,000	2,925,968	2,723,982
Venture CDO Ltd.	Series 2022-45A, Class E	(2) (4) (5) (7) (14)	SOFR + 770	12.34%	7/20/2035	10,000,000	9,762,225	7,748,810
Voya CLO Ltd.	Series 2013-1A, Class DR	(2) (4) (5) (7) (14)	LIBOR + 648	11.27%	10/15/2030	2,000,000	1,950,312	1,367,386
Voya CLO Ltd.	Series 2016-2A, Class DR	(2) (4) (5) (7) (14)	LIBOR + 711	11.91%	7/19/2028	2,000,000	1,950,713	1,656,274
Voya CLO Ltd.	Series 2020-3A, Class SUB	(5) (7) (12)			10/20/2031	5,450,000	4,111,924	4,072,417
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 661	11.42%	4/20/2034	5,000,000	4,936,287	4,099,900
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7) (14)	LIBOR + 690	11.71%	7/20/2032	5,000,000	4,971,309	3,962,560
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(2) (4) (5) (7) (14)	LIBOR + 696	11.75%	7/15/2034	6,875,000	6,749,885	5,617,294
Wind River CLO Ltd.	Series 2021, Class SUB	(5) (7) (12)			1/20/2035	4,814,180	3,888,540	3,351,449
Wind River CLO Ltd.	Series 2019-3A, Class SUB	(5) (7) (12)			4/15/2031	17,900,000	12,689,111	7,688,922
Collateralized Loan Obligations Total (Cost of $353,619,195)							$353,619,195	$298,919,191

Investments—Common Stock (0.7% of Net Assets)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
ADPD Holdings, LLC	(5) (9) (10)	Consumer Services	8/16/2022	9,881	$988,143	$988,143
Apex Group Ltd.	(3) (5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	250,000	288,141
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	12,954	68,237
Buckeye Parent, LLC	(5) (9) (10)	Automotive	12/22/2021	221,234	221,234	144,046
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Electrical Components & Equipment	7/29/2022	4,907,800	49,078	49,078
Cobham Ultra S.à r.l.	(5) (9) (10)	Electrical Components & Equipment	7/29/2022	7,695	9,376	9,350
Cordstrap Holding B.V.	(3) (5) (9) (10)	Transportation	5/11/2022	424,234	440,079	1,829,721
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	127,468
Internap Corporation	(3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(3) (5) (9) (10)	Commercial Services	11/27/2020	55,976	713,694	532,930
KRE Hyod Owner, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	9/22/2021	103,817	103,817	103,817
Primetech Holdco S.a.r.l.	(5) (9) (10)	Insurance	7/28/2022	330	1,957,394	2,015,590
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,233	523,244	672,883
Sinch AB	(9)	High Tech Industries	3/1/2022	5,216	0	19,110
Tank Holding Corp.	(5) (9) (10)	Capital Goods	3/26/2019	200,000	0	632,213

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Common Stock (0.7% of Net Assets)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Tufin Software North America, Inc.	(5) (9) (10)	Software	8/25/2022	97,087,377	970,874	1,074,175
Unifrutti Investments Ltd.	(3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	136,807	315,625
Wineshipping.com LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	49,841
Common Stock Total (Cost of $6,798,510)					$6,798,510	$8,922,745

Investments—Corporate Bonds (13.5% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (11.4% of Net Assets)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$981,037	$981,037	$972,477
Altice France S.A.	(2) (3) (7)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,283,300
Athena S.p.A	(3) (5) (8)	Entertainment	8.75% PIK	8.75%	4/12/2027	€ 27,536,866	28,989,982	28,592,519
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	468,444	468,444	459,244
Bubbles Bidco S.p.A.	(4) (5) (6) (8)	Consumer Goods: Non-Durable	EURIBOR + 9.25% PIK	11.38%	10/20/2028	€ 21,800,204	24,470,106	23,490,026
Cartiere Villa Lagarina S.p.A.	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	14.79%	12/22/2025	€ 2,672,308	3,189,733	2,996,448
Cartitalia S.p.A	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	14.79%	12/22/2025	€ 2,164,426	2,570,972	2,438,547
Cobham Ultra PIKCo S.à r.l.	(3) (4) (5) (8) (14)	Electrical Components & Equipment	LIBOR + 9.00% PIK	12.31%	8/4/2031	10,775,733	10,509,007	10,452,461
Cobham Ultra SunCo S.à r.l.	(3) (4) (5) (14)	Electrical Components & Equipment	LIBOR + 725	10.56%	8/4/2030	23,131,000	22,437,070	22,437,070
Constellation Automotive Financing plc	(3) (7)	Retail	4.88%	4.88%	7/15/2027	£ 2,490,000	2,544,732	1,947,279
Fideicomiso Fiduoccidente Acci	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,897,418	10,807,500
GasLog Ltd.	(2) (3) (5)	Energy: Oil & Gas	7.75%	7.75%	1/22/2029	24,230,769	24,072,958	23,503,846
ION Trading Technologies S.a.r.l.	(2) (3) (7)	High Tech Industries	5.75%	5.75%	5/15/2028	3,000,000	2,410,535	2,504,250
PowerTeam Services, LLC	(2) (3) (7)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,009,552	834,700
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	3.50%	3.50%	2/15/2028	2,000,000	1,894,094	1,159,910
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	5.38%	5.38%	12/1/2028	2,000,000	1,700,129	864,760
Team KGK, LLC	(2) (3) (5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,490,909	9,412,319	9,372,273
Tolentino S.p.A.	(4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	14.79%	12/22/2025	€ 1,002,116	1,196,150	1,123,668
Unifrutti Financing plc	(2) (3) (5) (8)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	€ 1,648,604	1,785,040	1,786,807
Unifrutti Financing plc	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€ 4,747,004	5,403,006	5,411,721
Windstream Holdings, Inc.	(2) (3) (7)	Telecommunications	7.75%	7.75%	8/15/2028	6,000,000	5,197,124	4,923,540
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	4,000,000	3,301,807	2,967,079
Secured Total (Cost of $167,441,215)							$167,441,215	$161,329,425

Unsecured (2.1% of Net Assets)
Allied Universal Holdco, LLC	(2) (3) (7)	Commercial Services	6.00%	6.00%	6/1/2029	$2,601,000	$2,037,563	$1,891,068

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Corporate Bonds (13.5% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	9,140,000	9,250,057	7,552,428
Charter Communications, Inc.	(2) (3) (7)	Telecommunications	4.50%	4.50%	6/1/2033	2,000,000	1,602,781	1,532,520
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,588,600	2,457,810
Jaguar Land Rover Automotive plc	(2) (3) (7)	Automotive	5.50%	5.50%	7/15/2029	3,000,000	3,000,000	2,119,710
Madison IAQ, LLC	(3) (7)	Capital Equipment	5.88%	5.88%	6/30/2029	3,000,000	2,104,145	2,051,250
Metis Merger Sub, LLC	(2) (3) (7)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,398,169
NFP Corp.	(3) (7)	Banking, Finance, Insurance & Real Estate	6.88%	6.88%	8/15/2028	2,000,000	1,729,170	1,650,230
Radiate Holdco, LLC	(2) (3) (7)	Telecommunications	6.50%	6.50%	9/15/2028	1,790,000	1,518,878	750,708
Redwood Star Merger Sub, Inc.	(2) (3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	4/1/2030	2,500,000	2,387,380	1,966,725
Rocket Software, Inc.	(2) (3) (7)	High Tech Industries	6.50%	6.50%	2/15/2029	4,500,000	3,800,429	3,531,600
VistaJet Malta Finance Plc	(2) (3) (7)	Airlines	7.88%	7.88%	5/1/2027	2,500,000	2,477,535	2,262,029
Unsecured Total (Cost of $34,146,538)							$34,146,538	$29,164,247
Corporate Bonds Total (Cost of $201,587,753)							$201,587,753	$190,493,672

Investments—Preferred Stock (8.3% of Net Assets)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	Series A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,637	$1,923,016	$1,787,151
Apex Group Ltd.	Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	37	9,785	40,316
Apex Group Ltd.	Series A15	(5) (8)	Banking, Finance, Insurance & Real Estate	11.50% PIK	11.50%	4/25/2022	21,008,790	20,508,790	20,431,048
Apex Group Ltd.	Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	753	884,954	824,302
Apex Group Ltd.	Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	5,884	6,828,215	6,439,832
Appriss Health, LLC		(5) (8)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	153	149,522	144,895
Arrowhead GS Holdings, Inc.		(4) (5) (8) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 10.75% PIK	14.91%	10/19/2022	7,048	6,876,462	6,871,326
Blackbird Purchaser, Inc.		(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	14,641	14,385,040	13,590,723
Cordstrap Holding B.V.		(3) (4) (5) (8) (14)	Transportation	EURIBOR + 9.61% PIK	11.38%	5/11/2022	2,691,343	2,791,328	2,880,947
Drilling Info Holdings, Inc.		(5) (8)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2028	1,641,098	1,633,293	1,595,967
Integrity Marketing Acquisition, LLC		(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	8,340,891	8,190,892	8,286,701
Nefco Holding Company, LLC		(5) (8)	Engineering & Construction	8.00% PIK	8.00%	8/5/2022	304	304,238	304,238
Picard Holdco, Inc.		(4) (5) (8) (13) (14)	High Tech Industries	SOFR + 12.00% PIK	12.10%	9/30/2022	21,953	21,294,048	21,294,042
Propulsion BC Finco S.a.r.l.		(4) (5) (8) (14)	Aerospace & Defense	SOFR + 10.75% PIK	13.93%	9/15/2022	3,021,341,480	29,338,173	29,458,079

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022

Investments—Preferred Stock (8.3% of Net Assets)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Unifrutti Investments Ltd.	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	636	548,564	724,672
Zippy Shell Incorporated	(5) (8) (10)	Commercial Services	8.00% PIK	8.00%	11/2/2020	36,906	951,627	1,751,480
Preferred Stock Total (Cost of $116,617,947)							$116,617,947	$116,425,719

Investments—Warrant (0.3% of Net Assets)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares	Cost	Fair Value
BLP Parent Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	18	$6,337	$92,946
BLP Parent Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,487	153,818
CP Developer S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/21/2021	5/24/2031	0.095	2,093,085	1,331,369
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2021	4/2/2026	145,025	579,130	2,692,369
SEI Holding Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,745	157,592
SEI Holding Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	51	18,236	267,473
Warrant Total (Cost of $2,718,020)						$2,718,020	$4,695,567

Total Investments, at Fair Value (Cost of $2,173,560,816) (1)					145.9%	$2,173,560,816	$2,055,908,672
Net Other Assets (Liabilities)					(45.9)%		$(646,670,517)
Net Assets					100.0%		$1,409,238,155

Interest Rate Swaps as of December 31, 2022
Counterparty	Hedged Instrument	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Value	Change in Unrealized Gain / (Loss)
Macquarie Bank Limited	Series A MRP Shares	(15)	3.55%	SOFR	3/8/2027	$75,000,000	$(867,198)	$(867,198)
Macquarie Bank Limited	Series B MRP Shares	(15)	3.29%	SOFR	3/7/2029	25,000,000	(541,023)	(541,023)
Macquarie Bank Limited	Series C MRP Shares	(15)	2.79%	SOFR	9/1/2027	75,000,000	(3,182,702)	(3,182,702)
Macquarie Bank Limited	Series C MRP Shares	(15)	4.07%	SOFR	9/1/2027	25,000,000	279,304	279,304
Total						200,000,000	(4,311,619)	(4,311,619)
Cash Collateral						—	3,654,809	—
Total Interest Rate Swaps						$200,000,000	$(656,810)	$(4,311,619)
(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of December 31, 2022 represented 145.9% of the Fund's net assets or 96.3% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 7. Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of December 31, 2022, the aggregate fair value of these securities is $1,430,268,495, or 69.6% of the Fund’s Total Investments, at Fair Value.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of December 31, 2022. Reference Rates are defined as follows:

CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
As of December 31, 2022, the reference rates for our variable rate loans were the 30-day LIBOR at 4.39%, the 90-day LIBOR at 4.77%, the 180-day LIBOR at 5.14%, the 30-day SOFR at 4.36%, the 90-day
SOFR at 4.59%, the CDOR at 4.85%, the 90-day EURIBOR at 2.13%, the 180-day EURIBOR at 2.69%, and the 90-day GBP LIBOR at 3.87%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 9. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $346,999,977 or 24.6% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of December 31, 2022, the aggregate fair value of these securities is $15,350,682, or 1.1% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Securities include a credit spread adjustment that ranges from 0.10% to 0.26%.
(14) Securities include interest rate floor feature, which is generally around 1.00%.
(15) Interest rate swap contains a variable rate structure. Bears interest at a rate determined by three-month Term SOFR.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
As of December 31, 2022
As of December 31, 2022, the industry composition of investments at fair value, excluding investments in Collateralized Loan Obligations which account for 21.2% of net assets, was as follows:

Industry	Fair Value	% of Net Assets
Software	216,731,682	15.4%
Banking, Finance, Insurance & Real Estate	183,929,556	13.1%
Healthcare & Pharmaceuticals	129,513,920	9.2%
Consumer Services	118,192,386	8.4%
Commercial Services	106,636,889	7.6%
High Tech Industries	105,687,588	7.5%
Hotel, Gaming & Leisure	101,749,063	7.2%
Aerospace & Defense	87,361,417	6.2%
Capital Equipment	71,938,898	5.1%
Transportation	70,028,742	5.0%
Energy: Oil & Gas	59,462,199	4.2%
Capital Goods	47,195,200	3.4%
Automotive	46,436,308	3.3%
Chemicals, Plastics & Rubber	45,091,256	3.2%
Wholesale	42,778,434	3.0%
Beverage, Food & Tobacco	38,059,048	2.7%
Containers, Packaging & Glass	37,875,440	2.7%
Electrical Components & Equipment	35,850,684	2.6%
Telecommunications	31,524,673	2.2%
Insurance	29,960,128	2.1%
Entertainment	28,592,519	2.0%
Media	26,719,786	1.9%
Consumer Goods: Non-Durable	25,923,883	1.8%
Retail	16,096,924	1.1%
Engineering & Construction	12,878,111	0.9%
Environmental Industries	10,149,405	0.7%
Real Estate Management & Services	7,227,422	0.5%
Consumer Goods: Durable	6,407,874	0.5%
Metals & Mining	6,232,814	0.4%
Computers and Electronics	5,598,962	0.4%
Utilities	2,749,920	0.2%
Airlines	2,262,029	0.2%
Sovereign & Public Finance	146,321	0.0%
Total	$1,756,989,481	124.7%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2022

December 31, 2022
ASSETS
Investments, at fair value (cost $2,173,560,816)	$2,055,908,672
Cash and restricted cash	28,172,218
Cash and restricted cash denominated in foreign currencies (cost of $2,605,944)	2,708,810
Receivables and other assets:
Interest and dividends receivable	26,001,259
Subscriptions receivable	13,208,073
Deferred financing costs	3,006,561
Receivable for investments sold (including paydowns)	4,384,341
Receivable for adviser reimbursement (recoupment)	1,103,332
Prepaid expenses and other assets	687,169
Total assets	$2,135,180,435

LIABILITIES
Payables and other liabilities:
Secured borrowings	$315,344,374
Mandatory Redeemable Preferred Shares (net of unamortized deferred issuance costs of $2,820,363)	292,941,926
Redemptions payable	76,182,633
Income distribution payable	23,523,309
Payable for incentive fees	6,490,154
Payable for management fees	3,452,964
Interest payable on borrowings	3,996,143
Payable for investments purchased	1,050,382
Payable for distribution and shareholder service plan fees	44,019
Payable for trustees' compensation and expenses	88,502
Other accrued expenses and liabilities	2,827,874
Total liabilities	725,942,280
Net Assets	$1,409,238,155

Commitments and Contingencies (Note 9)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$170,629
Additional paid-in capital	1,520,726,076
Retained earnings (Accumulated deficit)	(111,658,550)
Net Assets	$1,409,238,155

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2022

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$53,959,788	6,544,921	$8.24
Maximum offering price per share (net asset value plus sales charge of 3.00% of gross purchase price)			$8.50
Class I Shares:
Net asset value and redemption price per share	$421,045,573	50,855,052	$8.28
Class L Shares:
Net asset value and redemption price per share	$1,823,381	221,365	$8.24
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$8.54
Class M Shares:
Net asset value and redemption price per share	$62,815,994	7,584,476	$8.28
Class N Shares:
Net asset value and redemption price per share	$857,548,002	104,095,381	$8.24
Class U Shares:
Net asset value and redemption price per share	$11,603,644	1,400,258	$8.29
Class Y Shares:
Net asset value and redemption price per share	$441,773	53,598	$8.24

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

For the Year Ended December 31, 2022
Investment Income
Interest Income	$142,126,815
PIK Dividends	8,006,114
PIK Interest Income	14,953,323
Other Income	3,550,106
Total Investment Income	168,636,358

Expenses
Management fees	17,389,911
Incentive fees	20,144,116
Distribution and service plan fees:
Class A	263,163
Class L	8,640
Class M	328,126
Class U (1)	8,793
Class Y	1,055
Transfer and shareholder servicing agent fees:
Class A	14,789
Class I	120,839
Class L	498
Class M	14,593
Class N	245,456
Class U (1)	829
Class Y	128
Shareholder communications:
Class A	8,660
Class I	70,326
Class L	293
Class M	8,171
Class N	144,537
Class U (1)	427
Class Y	75
Interest expense and fees on borrowings	19,254,957
Professional fees	3,262,960
Administration and custodian fees	1,654,372
Trustees' fees and expenses	240,319
Other expenses	472,260
Total expenses	63,658,293
Recoupment of waivers and reimbursements of expenses	330,998
Expenses after recoupment of waivers and reimbursements of expenses	63,989,291
Net Investment Income	104,647,067

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(7,270,833)
Foreign currency transactions	(323,908)
Net realized loss	(7,594,741)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(120,627,070)
Foreign currency on secured borrowings	14,610,611
Foreign currency transactions	111,278
Net change in unrealized depreciation	(105,905,181)
Net Decrease in Net Assets Resulting from Operations	$(8,852,855)
(1) For the period from September 1, 2022 (inception of offering) through December 31, 2022.
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2022 and December 31, 2021

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations
Net investment income	$104,647,067	$33,541,626
Net realized gain (loss)	(7,594,741)	3,404,636
Net change in unrealized appreciation (depreciation)	(105,905,181)	12,028,379
Net increase (decrease) in net assets resulting from operations	(8,852,855)	48,974,641

Dividends and/or Distributions to Shareholders
Class A	(3,633,851)	(1,335,991)
Class I	(31,896,138)	(16,329,301)
Class L	(118,212)	(47,127)
Class M	(3,118,038)	(776,462)
Class N	(65,562,584)	(18,140,462)
Class U (1)	(105,996)	—
Class Y	(33,712)	(102,173)
Total Dividends and/or Distributions to Shareholders	(104,468,531)	(36,731,516)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	24,895,227	27,813,855
Class I	140,288,938	152,931,888
Class L	1,384,535	(2,271,546)
Class M	45,865,271	14,942,945
Class N	417,500,145	454,220,062
Class U (1)	11,574,112	—
Class Y	56,311	(9,111,602)
Net increase in Beneficial Interest Transactions	641,564,539	638,525,602

Net Assets
Total increase	528,243,153	650,768,727
Beginning of period	880,995,002	230,226,275
End of period	$1,409,238,155	$880,995,002
(1) For the period from September 1, 2022 (inception of offering) through December 31, 2022.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2022

Year Ended December 31, 2022
Cash Flows from Operating Activities
Net decrease in net assets from operations	$(8,852,855)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(1,382,651,123)
PIK interest and dividend	(22,959,437)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	331,452,066
Premium amortization	921,717
Discount accretion	(7,072,116)
Amortization of deferred financing and issuance costs	1,382,021
Net realized loss	7,594,741
Net change in unrealized depreciation	105,905,181
Hedge basis adjustment for mandatory redeemable preferred shares	(4,237,711)
Change in assets:
Increase in other assets	(212,155)
Increase in interest and dividends receivable	(14,800,198)
Decrease in advisor reimbursement (recoupment)	(1,110,074)
Change in liabilities:
Increase in other liabilities	10,173,770
Net cash used in in operating activities	(984,466,173)

Cash Flows from Financing Activities
Proceeds from borrowings	675,564,924
Payments on borrowings	(620,380,890)
Proceeds from mandatory preferred shares sold	300,000,000
Deferred financing and issuance costs	(4,845,912)
Proceeds from shares sold, net of subscriptions receivable	860,638,509
Payments on shares redeemed, net of redemptions payable	(190,736,982)
Cash distributions paid	(52,333,491)
Net cash provided by financing activities	967,906,158
Effect of exchange rate changes on cash	(212,630)
Net decrease in cash and restricted cash	(16,772,645)
Cash, restricted cash and foreign currency, beginning balance	47,653,673
Cash, restricted cash and foreign currency, ending balance	$30,881,028

Supplemental information:
Reinvestment of dividends and distributions	$37,071,040
Cash paid for interest on borrowings	$16,471,510

Reconciliation of cash, restricted cash and foreign currency, ending balance:
Cash and restricted cash	$28,172,218
Cash and restricted cash denominated in foreign currencies	2,708,810
Total cash, restricted cash and foreign currency, ending balance	$30,881,028

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended December 31,				Period Ended December 31, 2018 (1)
CLASS A	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.71	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.67	0.55	0.68	0.73	0.20
Net realized and unrealized gain (loss)	(0.78)	0.36	(0.62)	(0.31)	(0.37)
Total from investment operations	(0.11)	0.91	0.06	0.42	(0.17)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.67)	(0.60)	(0.64)	(0.72)	(0.24)
Total Dividends and/or distributions to shareholders:	(0.67)	(0.60)	(0.64)	(0.72)	(0.24)
Net asset value, end of period	$8.24	$9.02	$8.71	$9.29	$9.59
Total Return, at Net Asset Value (3)	(1.42)%	10.77%	1.22%	4.48%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,960	$33,224	$4,987	$781	$10
Average net assets (in thousands)	$46,369	$19,818	$962	$429	$22,478
Ratios to average net assets (4):
Net investment income	7.84%	6.13%	8.14%	7.69%	3.60%
Total expenses	5.63%	4.82%	6.92%	12.40%	6.94%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.68%	4.68%	5.76%	6.84%	3.50%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.87%	2.14%	3.16%	7.56%	5.69%
Interest expense and fees from borrowings	1.55%	0.69%	1.15%	1.79%	0.41%
Distribution and shareholder service fees	0.57%	0.50%	0.69%	0.83%	0.84%
Deal expenses and incentive fees (6)	1.64%	1.48%	1.92%	2.22%	0.00%
Portfolio turnover rate	21%	31%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.93% of net assets on an annualized basis.
(6)     Ratio is less than 0.005% for the period ended December 31, 2018.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				Period Ended December 31, 2018 (1)
CLASS I	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.06	$8.74	$9.31	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.71	0.59	0.73	0.80	0.22
Net realized and unrealized gain (loss)	(0.78)	0.38	(0.60)	(0.28)	(0.36)
Total from investment operations	(0.07)	0.97	0.13	0.52	(0.14)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.71)	(0.65)	(0.70)	(0.79)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.71)	(0.65)	(0.70)	(0.79)	(0.28)
Net asset value, end of period	$8.28	$9.06	$8.74	$9.31	$9.58
Total Return, at Net Asset Value (3)	(0.79)%	11.28%	2.13%	5.48%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$421,046	$315,036	$155,533	$108,714	$85,825
Average net assets (in thousands)	$384,464	$226,255	$115,133	$110,187	$84,627
Ratios to average net assets (4):
Net investment income	8.31%	6.60%	8.67%	8.31%	6.76%
Total expenses	5.02%	4.32%	6.06%	7.33%	6.92%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.15%	4.14%	5.10%	5.84%	3.83%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.87%	2.18%	2.96%	3.49%	5.16%
Interest expense and fees from borrowings	1.53%	0.67%	1.19%	1.63%	0.51%
Deal expense and incentive fees	1.63%	1.47%	1.91%	2.21%	1.25%
Portfolio turnover rate	21%	31%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				Period Ended December 31, 2018 (1)
CLASS L	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.70	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.67	0.54	0.69	0.76	0.21
Net realized and unrealized gain (loss)	(0.78)	0.38	(0.62)	(0.31)	(0.37)
Total from investment operations	(0.11)	0.92	0.07	0.45	(0.16)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.67)	(0.60)	(0.66)	(0.75)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.67)	(0.60)	(0.66)	(0.75)	(0.25)
Net asset value, end of period	$8.24	$9.02	$8.70	$9.29	$9.59
Total Return, at Net Asset Value (3)	(1.49)%	10.62%	1.42%	4.79%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,823	$569	$2,779	$1,421	$10
Average net assets (in thousands)	$1,489	$735	$2,438	$721	$10
Ratios to average net assets (4):
Net investment income	7.96%	6.02%	8.21%	8.00%	6.41%
Total expenses	5.78%	4.98%	6.57%	9.12%	122.15%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.88%	4.52%	5.63%	6.53%	4.20%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.89%	2.46%	2.94%	4.59%	119.98%
Interest expense and fees from borrowings	1.65%	0.61%	1.21%	1.81%	0.51%
Distribution and shareholder service fees	0.58%	0.48%	0.50%	0.48%	0.48%
Deal expense and incentive fees	1.66%	1.43%	1.92%	2.24%	1.18%
Portfolio turnover rate	21%	31%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.99% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		Period Ended December 31, 2020 (1)
CLASS M	2022	2021
Per Share Operating Data
Net asset value, beginning of period	$9.07	$8.74	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.67	0.53	0.38
Net realized and unrealized gain	(0.79)	0.38	1.12
Total from investment operations	(0.12)	0.91	1.50
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.67)	(0.58)	(0.50)
Total Dividends and/or distributions to shareholders:	(0.67)	(0.58)	(0.50)
Net asset value, end of period	$8.28	$9.07	$8.74
Total Return, at Net Asset Value (3)	(1.66)%	10.47%	19.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,816	$19,906	$4,704
Average net assets (in thousands)	$39,537	$11,904	$2,053
Ratios to average net assets (4):
Net investment income	7.94%	5.89%	7.10%
Total expenses	6.21%	5.18%	6.62%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	6.21%	4.93%	5.27%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.97%	2.24%	3.35%
Interest expense and fees from borrowings	1.73%	0.70%	0.84%
Distribution and shareholder service fees	0.83%	0.75%	0.76%
Deal expense and incentive fees	1.68%	1.48%	1.67%
Portfolio turnover rate	21%	31%	37%
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.97% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			Period Ended December 31, 2019 (1)
CLASS N	2022	2021	2020
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.70	$9.29	$9.72
Income (loss) from investment operations:
Net investment income (2)	0.72	0.59	0.71	0.58
Net realized and unrealized gain (loss)	(0.78)	0.37	(0.60)	(0.40)
Total from investment operations	(0.06)	0.96	0.11	0.18
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.72)	(0.64)	(0.70)	(0.61)
Total Dividends and/or distributions to shareholders:	(0.72)	(0.64)	(0.70)	(0.61)
Net asset value, end of period	$8.24	$9.02	$8.70	$9.29
Total Return, at Net Asset Value (3)	(0.80)%	11.32%	1.88%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$857,548	$511,836	$52,879	$1,165
Average net assets (in thousands)	$774,235	$248,911	$16,166	$295
Ratios to average net assets (4):
Net investment income	8.48%	6.65%	8.43%	8.41%
Total expenses	5.05%	4.34%	5.68%	12.44%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.02%	4.19%	4.79%	5.95%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.87%	2.15%	2.89%	8.49%
Interest expense and fees from borrowings	1.54%	0.71%	0.98%	1.72%
Deal expense and incentive fees	1.64%	1.49%	1.81%	2.23%
Portfolio turnover rate	21%	31%	37%	18%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.85% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

Period Ended December 31, 2022 (1)
CLASS U
Per Share Operating Data
Net asset value, beginning of period	$8.53
Income (loss) from investment operations:
Net investment income (2)	0.25
Net realized and unrealized gain (loss)	(0.24)
Total from investment operations	0.01
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.25)
Total Dividends and/or distributions to shareholders:	(0.25)
Net asset value, end of period	$8.29
Total Return, at Net Asset Value (3)	0.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,604
Average net assets (in thousands)	$3,552
Ratios to average net assets (4):
Net investment income	8.82%
Total expenses	7.54%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	7.42%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	2.56%
Interest expense and fees from borrowings	2.36%
Distribution and shareholder service fees	0.74%
Deal expense and incentive fees	1.88%
Portfolio turnover rate	21%
(1) For the period from September 1, 2022 (inception of offering) through December 31, 2022.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.44% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				Period Ended December 31, 2018 (1)
CLASS Y	2022	2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.69	$9.27	$9.57	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.68	0.56	0.71	0.78	0.22
Net realized and unrealized gain (loss)	(0.78)	0.39	(0.61)	(0.31)	(0.37)
Total from investment operations	(0.10)	0.95	0.10	0.47	(0.15)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.68)	(0.62)	(0.68)	(0.77)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.68)	(0.62)	(0.68)	(0.77)	(0.28)
Net asset value, end of period	$8.24	$9.02	$8.69	$9.27	$9.57
Total Return, at Net Asset Value (3)	(1.03)%	11.02%	1.65%	5.08%	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$442	$423	$9,344	$7,976	$104
Average net assets (in thousands)	$422	$1,585	$8,317	$4,852	$59
Ratios to average net assets (4):
Net investment income	7.98%	6.20%	8.49%	8.17%	6.42%
Total expenses	5.19%	4.87%	6.36%	7.95%	28.51%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.30%	4.22%	5.40%	6.25%	5.17%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.85%	2.65%	2.96%	3.70%	25.35%
Interest expense and fees from borrowings	1.48%	0.59%	1.22%	1.79%	0.68%
Distribution and shareholder service fees	0.25%	0.23%	0.25%	0.24%	0.23%
Deal expense and incentive fees	1.62%	1.40%	1.93%	2.22%	2.25%
Portfolio turnover rate	21%	31%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended December 31, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.96% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2022

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified, closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of December 31, 2022, the Fund’s net assets were $1,409,238,155, of which, $1,016,303,360 or 72%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including stressed and non-control distressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U, and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes, except for Class U shares, which the Fund began offering on September 1, 2022. Earnings, net assets and net asset value per share may

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
The audited financial statements have been prepared in accordance with U.S. GAAP for annual financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act (17 CFR 270 30e-1) and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included. These adjustments are of a normal, recurring nature.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Derivative Instruments
ASC Topic 815, Derivatives and Hedging, establishes accounting and reporting standards for derivative instruments and hedging activities. From time to time, the Fund may directly or indirectly, use various derivative instruments including, but not limited to, options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes. The Fund recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. For derivative instruments designated in a hedge accounting relationship, the entire change in the fair value of the hedging instrument will be recorded in the same line item of the Consolidated Statements of Operations as the hedged item. See Note 4 for further information about the Fund’s use and designation of derivative instruments.
Offsetting of assets and liabilities
The Fund presents over-the-counter (“OTC”) derivatives that are executed with the same counterparty under the same master netting agreement on a net basis when the criteria for the right of offset are met. The Fund has elected to offset fair value amounts recognized for cash collateral receivables and/or payables and fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting arrangement. See Note 4 for amounts recognized for cash collateral receivables and/or payables that have been offset against net derivative positions and amounts under master netting arrangements that have not been offset against net derivative positions, if applicable.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in Cash Collateral Accounts that serve as collateral for the borrowings under the credit facilities and would be applied to the amounts owed under the credit facilities in an event of default (See Note 7). As of December 31, 2022, the Fund had a restricted cash balance of $20,883,577, which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2022, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $423,288,744, which represents approximately 20.6% of the total investments at fair value. For the year ended December 31, 2022, the Fund earned $14,953,323 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.
Dividend Income
Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity securities, if any, is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded companies.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.
Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are current or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in management’s judgment, are likely to remain current. Management may determine not to place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2022, all of the loans in the portfolio were performing and current on their interest payments.
Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 7, Borrowings)
The SPV closed on a credit agreement with Société Générale on June 28, 2018 (the “SPV Credit Facility”), which was subsequently amended to include HSBC Bank USA, National Association as a lender. On May 5, 2021, the SPV terminated the credit facility with Société Générale and HSBC Bank USA, National Association and entered a loan and security agreement with JPMorgan Chase Bank (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the SPV with an asset-backed credit facility.
Interest expense, unused commitment fees, and administration fees on the credit facilities are recorded on an accrual basis. Unused commitment fees and administration fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility is recorded at carrying value, which approximates fair value.
Mandatory Redeemable Preferred Shares (See Note 8, Mandatory Redeemable Preferred Shares)
The Fund authorized and issued three series of Mandatory Redeemable Preferred Shares (“MRP Shares”) on various dates in 2022. The Fund carries its MRP Shares at amortized cost, including hedge basis adjustments, and such shares are included as a liability in the Consolidated Statement of Assets and Liabilities.
Dividends to holders of MRP Shares are accrued daily. Issuance costs on the MRP Shares are amortized over the life of the MRP Shares. See Note 8 for more details.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the distribution and service plan fees in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. SS&C GIDS, Inc. (the “Transfer Agent”), formerly known as DST Systems, Inc., serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are included in transfer and shareholder servicing agent fees in the Consolidated Statement of Operations.
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency translation gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.
Recent Accounting Standards Updates
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848):Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848): Scope, to clarify that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. An entity may elect to adopt the amendments in ASU 2020-04 and ASU 2021-01 at any time after March 12, 2020 but no later than December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund does not expect this guidance to have material impact to its consolidated financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The Fund does not expect this guidance to impact its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2022.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted

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price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended December 31, 2022, there were transfers of $14,249,214 into Level 3 and transfers of $4,847,823 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2022:

	As of December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$261,561,632	$964,399,904	$1,225,961,536
Second Lien Debt	—	6,384,510	204,105,732	210,490,242
Collateralized Loan Obligations	—	—	298,919,191	298,919,191
Common Stock	19,110	—	8,903,635	8,922,745
Corporate Bonds
Secured	—	18,916,540	142,412,885	161,329,425
Unsecured	—	29,164,247	—	29,164,247
Preferred Stock	—	—	116,425,719	116,425,719
Warrants	—	—	4,695,567	4,695,567
Total Investments, at Fair Value	$19,110	$316,026,929	$1,739,862,633	$2,055,908,672
Interest Rate Swaps	$—	$(4,311,619)	$—	$(4,311,619)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the year ended December 31, 2022
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$513,820,537	$105,430,161	$2,976,990	$160,485,702	$1,591,896	$45,512,215	$32,012,597	$3,862,191	$865,692,289
Purchases	663,911,338	107,807,527	—	204,059,184	5,195,539	99,711,570	85,169,707	—	1,165,854,865
Sales	(152,732,681)	(9,932,910)	(2,976,990)	(13,199,293)	(125,438)	(281,818)	—	—	(179,249,130)
Paydowns	(35,217,152)	—	—	—	—	—	—	—	(35,217,152)
Accretion of discount (premium)	3,266,104	487,755	—	24,750	—	310,079	—	—	4,088,688
Net realized gains (losses)	721,699	353,500	—	(435,999)	—	2,456	—	—	641,656
Net change in unrealized appreciation (depreciation)	(30,799,462)	(8,012,171)	—	(52,015,153)	2,241,638	(2,841,617)	(756,585)	833,376	(91,349,974)
Transfers into Level 3	6,277,344	7,971,870	—	—	—	—	—	—	14,249,214
Transfers out of Level 3	(4,847,823)	—	—	—	—	—	—	—	(4,847,823)
Balance, end of period	$964,399,904	$204,105,732	$—	$298,919,191	$8,903,635	$142,412,885	$116,425,719	$4,695,567	$1,739,862,633
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(29,342,775)	$(7,771,147)	$—	$(51,900,025)	$2,307,986	$(2,841,617)	$(756,585)	$833,376	$(89,470,788)
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
Investments in equities are generally valued using consensus pricing, or a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

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The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2022:

	Fair Value as of December 31, 2022	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$912,872,730	Income Approach	Discount Rate	8.5%	31.4%	12.4%
	51,527,174	Consensus Pricing	Indicative Quotes	39.8	100.0	93.8
Second Lien Debt	196,511,987	Income Approach	Discount Rate	12.5%	20.7%	15.8%
	7,593,745	Consensus Pricing	Indicative Quotes	55.0	91.0	74.6
Secured Corporate Bonds	142,412,885	Income Approach	Discount Rate	8.6%	15.2%	12.4%
Collateralized Loan Obligations	298,919,191	Consensus Pricing	Indicative Quotes	0.0001	96.9	78.0
Common Stock	2,407,548	Income Approach	Discount Rate	14.9%	16.8%	16.2%
	6,496,087	Market Approach	Comparable Multiple	6.80x	19.00x	10.27x
Preferred Stock	114,674,239	Income Approach	Discount Rate	12.6%	18.3%	15.8%
	1,751,480	Market Approach	Comparable Multiple	11.75x	11.75x	11.75x
Warrants	4,695,567	Market Approach	Comparable Multiple	0.63x	8.75x	6.45x
Total Level 3 Investments	$1,739,862,633
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans, secured corporate bonds and CLOs are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are indicative quotes, discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of approximately 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
As the Fund’s valuation designee, the Adviser is responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. DERIVATIVE INSTRUMENTS
During the year ended December 31, 2022, the Fund entered into interest rate swap contracts to hedge a portion of the Fund’s fixed rate Mandatory Redeemable Preferred Shares. The Fund has designated the interest rate swaps held as fair value hedging instruments. The net change in the fair value of the interest rate swaps and the hedged instruments as it relates to the hedged risks are recorded in interest expense and fees on borrowings in the Consolidated Statement of Operations. The fair value of the interest rate swaps, which is netted against the cash collateral, is recorded in other accrued expenses and liabilities in the Consolidated Statement of Assets and Liabilities. Please refer to Note 3 for fair value measurements related to derivative instruments, and Note 8 for details related to the Fund’s Mandatory Redeemable Preferred Shares.
Under the terms of its interest rate swap contracts, the Fund is required to pledge assets as collateral to secure its obligations underlying the instruments. The required collateral amount varies over time based on the mark-to-market values, notional amounts and remaining terms of the instruments, which may exceed the amount owed by the Fund on a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

mark-to-market basis. Any failure by the Fund to fulfill any collateral requirements may result in a default. In the event of a default by the counterparty, the Fund would be an unsecured creditor to the extent of any such overcollateralization.

Derivative Contracts	Maturity Date	Pay / Receive (1)	Fixed Rate	Notional Amount	Change in Unrealized Gain / (Loss)	Fair Value
Interest Rate Swap	3/8/2027	Pay Floating Receive Fixed	3.55%	$75,000,000	$(867,198)	$(867,198)
Interest Rate Swap	3/7/2029	Pay Floating Receive Fixed	3.29%	25,000,000	(541,023)	(541,023)
Interest Rate Swap	9/1/2027	Pay Floating Receive Fixed	2.79%	75,000,000	(3,182,702)	(3,182,702)
Interest Rate Swap	9/1/2027	Pay Floating Receive Fixed	4.07%	25,000,000	279,304	279,304
Total				200,000,000	(4,311,619)	(4,311,619)
Cash Collateral				—	—	3,654,809
Total Derivatives				$200,000,000	$(4,311,619)	$(656,810)
(1) The Fund pays floating rate at 3-month Term SOFR on all interest rate swaps held.
The Fund is subject to an enforceable master netting agreement with its counterparty. This agreement governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Master netting agreements may not be specific to each different asset type; in such instances, they would allow the party to close out and net its total exposure to a specified counterparty in the event of a default with respect to any and all the transactions governed under a single agreement with the counterparty. Collateral or margin requirements are contract specific for OTC traded derivatives. Although collateral or margin requirements may differ by type of derivative or investment, as applicable, the Fund typically receives cash posted as collateral (with rights of rehypothecation) or agrees to have such collateral posted to a third-party custodian under a tri-party arrangement that enables a party to take control of such collateral in the event of a counterparty default.
International Swaps and Derivatives Association (“ISDA”) Agreements govern OTC derivative transactions entered into by the Fund and select counterparties. ISDA Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Under the Fund’s ISDA Agreement for OTC derivative contracts, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty. This requirement is based on the net asset value of the Fund, and a negotiated threshold amount for total exposure of derivatives in a net liability position. Certain of the Fund’s derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that may require the Fund to terminate the transactions or post additional collateral if the Fund’s net asset value declines below an agreed upon level (a Trigger Event). As of December 31, 2022, the aggregate fair value of such derivative contracts that were in a net liability position was $4,311,619, and the aggregate fair value of assets required to be posted by the Fund as collateral for these derivative contracts was $3,654,809. If a Trigger Event had occurred on December 31, 2022, for contracts in a net liability position where the counterparties are permitted to terminate the open derivative contracts, additional amounts may be required. Since the Commencement of Operations through December 31, 2022, the Fund did not experience any Trigger Events. As of December 31, 2022, the Fund had one counterparty, Macquarie Bank Limited.
5. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of December 31, 2022, the Fund does not owe the Adviser for expense reimbursements.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Original Investment Advisory Agreement was amended on September 30, 2019 (as amended, the “First Amended and Restated Investment Advisory Agreement”). On October 24, 2019, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Second Amended and Restated Investment Advisory Agreement”) to replace OC Private Capital, LLC with Carlyle Global Credit Investment Management L.L.C. as the investment adviser. The Second Amended and Restated Investment Advisory Agreement was further amended on April 1, 2020 (as amended, the “Third Investment Advisory Agreement”). On July 1, 2022, the Third Investment Advisory Agreement was further amended (as amended, the “Investment Advisory Agreement”) to reduce the incentive fee rate the Adviser is entitled to receive. Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Trustees and by the vote of a majority of the Independent Trustees. On September 12, 2022, the Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for an additional one-year term. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the "Order") and a determination by the Board of Trustees that reliance on the order was appropriate due to circumstances related to the current or potential side-effects of COVID-19, the September 12, 2022 meeting was held by video- and telephone-conference. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives fees from the Fund consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.
Prior to the amendment, which became effective July 1, 2022, the Fund paid its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser.
Pursuant to the Investment Advisory Agreement, effective July 1, 2022, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 1.765% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 1.765% (7.06% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of net assets; and
•15% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” will be payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 1.765% (7.06% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the year ended December 31, 2022, base management fees were $17,389,911 and incentive fees related to pre-incentive fee net investment income were $20,144,116.
As of December 31, 2022, $3,452,964 and $6,490,154 was included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2024, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of December 31, 2022, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $2,941,754, of which $1,243,144 relates to waivers and reimbursements incurred during the current period. As of December 31, 2022, the Adviser owes $1,103,332 to the Fund for expense reimbursements.
The Adviser has recaptured $1,574,142 of previously waived and/or reimbursed amounts during the year ended December 31, 2022. The following table summarizes the net amounts recaptured and the amounts eligible for recovery as of December 31, 2022:

	For the Year Ended and As of December 31, 2022
	Net Fees Recaptured / (Waived)	Eligible for Recovery
Class A	$25,187	$44,446
Class I	494,268	1,956,211
Class L	1,469	28,063
Class M	(922)	49,211
Class N	(187,980)	771,896
Class U	(1,476)	1,476
Class Y	452	90,451
Total	$330,998	$2,941,754

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Amounts eligible for recovery at December 31, 2022 expire as follows: $1,203,312 in the year ended December 31, 2023, $495,298 in the year ended December 31, 2024 and $1,243,144 in the year ended December 31, 2025.
Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the year ended December 31, 2022, the Fund incurred $240,319 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of December 31, 2022, $88,502 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 6% of the Fund's total outstanding shares as of December 31, 2022. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
6. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.

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Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Covenant-Lite Loans Risk
    Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be

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significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 caused materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.
Brexit Risk
The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). The government of the UK held an in-or-out referendum on the UK’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU (“Brexit”). The UK ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK

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and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.
COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks and any related public health restrictions may lead to or prolong a global economic downturn. Even after the COVID-19 pandemic fully subsides, the U.S. economy and most other major global economies may experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
As of December 31, 2022, on a fair value basis, approximately 10.3% of the Fund’s debt investments bear interest at a fixed rate and approximately 89.7% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR or SOFR, with many of these investments also having a LIBOR or SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR, EURIBOR, CDOR and SOFR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Income Risk

The Fund may hold investments that result in PIK interest income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the

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Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the UK Financial Conduct Authority announced that it intended to stop persuading or compelling banks to submit LIBOR rates after 2021. More recently, the administrator of LIBOR announced that it will cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. In connection with supervisory guidance from regulators, certain regulated entities have ceased to enter into certain new LIBOR contracts after January 1, 2022. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate ("SONIA"). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner before, during or after such transition.
The discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.

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Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Regulatory Risk
    Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Currency Hedging Risk
    The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Cybersecurity Risk
    Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
7. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of December 31, 2022, asset coverage (exclusive of preferred equity shares) was 642.0% and asset coverage (inclusive of preferred equity shares) was 329.0%. The SPV is party to the JPM Credit Facility and, until its termination on May 5, 2021, the SPV was party to the SPV Credit Facility described below.
SPV Credit Facility
The SPV closed on the SPV Credit Facility on June 28, 2018 with Société Generale. The SPV Credit Facility had a maturity date of June 28, 2021. On May 5, 2021, the SPV repaid all outstanding amounts under the SPV Credit Facility and the facility was terminated. The SPV Credit Facility provided for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $150,000,000 commitment and the borrowing base subject to the amount of restricted cash held at the Cash Collateral Accounts and the pledged assets. Borrowings under the SPV Credit Facility bore interest based on the applicable LIBOR base rate plus a spread between 1.40% and 1.85% per year depending on tenor and currency. The SPV was also required to pay an undrawn commitment fee of between 0.25% and 0.50% per year depending on the drawings under the SPV Credit Facility and a structuring commitment fee of 0.175% per year depending on the SPV Credit Facility’s commitment. Payments under the SPV Credit Facility were made monthly for interest and quarterly for commitment fees. The lenders had a first lien security interest on substantially all of the assets of the SPV.

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JPM Credit Facility
The SPV closed on the JPM Credit Facility on May 5, 2021, which was subsequently amended on May 14, 2021, September 8, 2021, November 12, 2021, February 16, 2022 and November 7, 2022. The maximum principal amount of the JPM Credit Facility prior to February 16, 2022 was $350,000,000 and is $650,000,000 effective February 16, 2022 and as amended on November 7, 2022, through financing commitments in tranches of advances (the "Tranche A Financing Commitment", "Tranche B Financing Commitment” and "Tranche C Financing Commitment"), subject to availability under the JPM Credit Facility, which is based on certain advance rates multiplied by the value of the SPV’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The SPV may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the JPM Credit Facility prior to February 16, 2022, including amounts drawn in respect of letters of credit, bore interest at either the applicable benchmark plus an applicable spread of 1.85%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The Fund elected either the applicable benchmark or the applicable base rate at the time of drawdown, and loans had the option of converting from one rate to another, subject to certain conditions. The SPV also paid a fee of 0.30% on undrawn amounts and 0.20% administration fee on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit was outstanding.
Subsequent to the amendment effective February 16, 2022, the Fund may borrow amounts under either Tranche A Financing Commitment or Tranche B Financing Commitment. The maximum principal amount for Tranche A Financing Commitment is $350,000,000. Amounts drawn under Tranche A Financing Commitment bear interest at either the applicable benchmark plus an applicable spread of 1.85%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The initial maximum principal amount for Tranche B Financing Commitment was $100,000,000, and is subject to four scheduled increases of $25,000,000, subject to the satisfaction of certain terms and conditions for each increase. Tranche B Financing Commitment had scheduled increases on April 16, 2022, May 16, 2022, June 16, 2022, and July 16, 2022. As of December 31, 2022, the maximum principal amount for the Tranche B Financing Commitment was $200,000,000. Amounts drawn under Tranche B Financing Commitment bear interest at either the SOFR rate plus an applicable spread of 1.95%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The SPV also pays an unused commitment fee of 0.30% on undrawn amounts and an administration fee of 0.20% on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
Subsequent to the amendment effective November 7, 2022, the Fund may also borrow amounts under Tranche C Financing Commitment. The maximum principal amount for the Tranche C Financing Commitment is $100,000,000. The SPV also pays an unused commitment fee of 0.30% on undrawn amounts and an administration fee of 0.20% on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
The table below presents the principal amount and interest rate of each tranche.

Financing Commitment	Maximum Principal Amount	Currency Drawn	Reference Rate	Spread
Tranche A	$350,000,000	USD / Permitted Non-USD	Applicable Benchmark / Base Rate	1.85%
Tranche B	$200,000,000	Permitted Non-USD	Applicable Benchmark / Base Rate	1.85%
		USD	Term SOFR	1.95%
		USD	Applicable Base Rate	1.85%
Tranche C	$100,000,000	Permitted Non-USD	Applicable Benchmark / Base Rate	2.40%
		USD	Term SOFR / Applicable Base Rate	2.40%
Total	$650,000,000
The reinvestment period under the JPM Credit Facility will terminate on May 5, 2024 and the JPM Credit Facility will mature on May 5, 2025. During the period from May 5, 2024 to May 5, 2025, the SPV will be obligated to

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make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.
Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the SPV. The JPM Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2022, the SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.
The JPM Credit Facility consisted of the following as of December 31, 2022:

	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$650,000,000	$315,344,374	$334,655,626	$292,082,089
(1) The Unused Portion is the Total Facility less Borrowings Outstanding, an amount upon which commitment fees are based depending on daily spot and contract rates for CAD, EUR and GBP.
(2) The Amount Available for borrowing is based on the computation of collateral to support the borrowings less Borrowings Outstanding, and is subject to compliance with applicable covenants and financial ratios.
As of December 31, 2022, $2,942,825 of interest expense and $451,400 of unused commitment fees were included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities.
During the year ended December 31, 2022, the Fund had secured borrowings of $675,564,924 and repayments of $620,380,890. As of December 31, 2022, there were $315,344,374 in secured borrowings outstanding. For the year ended December 31, 2022, the weighted average interest rate was 2.67% and the average principal debt outstanding was $335,248,549.
For the year ended December 31, 2022, the SPV incurred $10,740,771 of interest expense, unused commitment fees, and administration fees, and $1,021,365 of amortization of deferred financing costs.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. MANDATORY REDEEMABLE PREFERRED SHARES
The Fund authorized and issued three series of preferred shares, with a $0.001 par value per share and a liquidation preference of $25 per share, classified and designated as Series A Mandatory Redeemable Preferred Shares (the “Series A MRP Shares”), Series B Mandatory Redeemable Preferred Shares (the “Series B MRP Shares”), and Series C Mandatory Redeemable Preferred Shares (the “Series C MRP Shares” and together the “MRP Shares”).
The following table summarizes the details of the Fund’s MRP Shares.

	Initial Issuance Date	Redemption Date	Dividend Rate	Share Amount	Price Per share	Total Raise
Series A MRP Shares	3/7/2022 (1)	3/7/2027	3.66%	6,000,000	$25.00	$150,000,000
Series B MRP Shares	3/7/2022 (2)	3/7/2029	3.90%	2,000,000	25.00	50,000,000
Series C MRP Shares	9/1/2022 (3)	9/1/2027	6.00%	4,000,000	25.00	100,000,000
Total						$300,000,000
(1) $38,000,000 funded on 3/7/2022 and $112,000,000 funded on 5/11/2022.
(2) $12,000,000 funded on 3/7/2022 and $38,000,000 funded on 5/11/2022.
(3) $75,000,000 funded on 9/1/2022 and $25,000,000 funded on 11/9/2022.
Each holder of MRP Shares is entitled to a liquidation preference of $25.00 per share (the “Liquidation Value”), plus an amount equal to all accumulated and unpaid dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full. With respect to distributions, including the payment of dividends and distribution of the Fund’s assets upon dissolution, liquidation or winding up, the MRP Shares are senior to all other classes and series of common shares of beneficial interest and rank on parity with any other preferred shares.
The holders of MRP Shares are entitled to receive quarterly cumulative cash dividends, at the rate per annum equal to the Dividend Rate of each series of MRP Shares, with certain adjustments for changes in a series' rating (collectively, the “Applicable Rate”). Dividends on MRP Shares accumulate from and include the original issue date. Dividends on the MRP Shares are accrued daily, payable quarterly, and are included in Interest expense and fees on borrowings on the Consolidated Statement of Operations. For the year ended December 31, 2022, $6,835,627 of dividend expense was included in interest expense and fees on borrowings on the Consolidated Statement of Operations. Costs incurred in connection with the issuance of the MRP Shares are being amortized to expense over the life of each series of MRP Shares. For the year ended December 31, 2022, the Fund recorded $360,657 of amortization of deferred issuance costs related to the MRP Shares.
During the year ended December 31, 2022, the Fund entered into interest rate swap contracts to better align the interest rates of its MRP Shares with the Fund’s investment portfolio, which consists of predominately floating rate loans. The notional amount of the interest rate swaps are $200,000,000 and match the applicable maturity dates; see Note 4 on derivative instruments for MRP Shares hedging details. The interest expense related to the MRP Shares is adjusted to account for the net proceeds paid/(received) from the interest rate swaps designated as a hedge, which was $222,631 for the year ended December 31, 2022. The swap adjusted interest expense is included as a component of interest expense and fees on borrowings in the Consolidated Statement of Operations. As of December 31, 2022 the hedge interest rate swaps had a fair value of $(4,311,619), which is predominately offset within interest expense and fees on borrowings by a similar, but opposite, fair value change for the hedged risk on the MRP Shares of $4,237,711.
The MRP Shares are recorded net of unamortized deferred issuance costs and included as a liability on the Consolidated Statement of Assets and Liabilities. The carrying value of the MRP Shares is $292,941,926. As of December 31, 2022, the components of the carrying value of the MRP Shares were as follows:

As of December 31, 2022
Liquidation preference	$300,000,000
Less: Unamortized deferred issuance costs	2,820,363
Less: Hedge basis adjustment	4,237,711
Carrying value of MRP Shares	$292,941,926

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The outstanding shares of MRP Shares are subject to redemption at any time by notice of such redemption on a date selected by the Fund for such redemption (the “Redemption Date”). If the Fund elects to cause the redemption of the MRP Shares, each MRP Share will be redeemed for a price equal to 100% of such share’s Liquidation Value, plus an amount equal to accumulated but unpaid dividends and other distributions on the MRP Shares (whether or not earned or declared by the Fund, but excluding interest thereon), to, but excluding, the Redemption Date, plus the amount equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the Liquidation Value of such MRP Share over the amount of such Liquidation Value; provided, however, the Fund may, at its option (i) redeem the MRP Shares within 90 days prior to the Term Redemption Date of each series of MRP Shares, at the Liquidation Value plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to, but excluding the Term Redemption Date.
The MRP Shares are not convertible into any other class or series of shares. Except for matters which do not require the vote of holders of MRP Shares under the Investment Company Act and except as otherwise provided in the Fund's Declaration of Trust or bylaws, or as otherwise required by applicable law, each holder of MRP Shares shall be entitled to one vote for each MRP Share held on each matter submitted to a vote of shareholders of the Fund, and holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders. However, the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interests of the Fund, to elect two Trustees of the Fund at all times. In addition, the holders of the outstanding preferred shares and common shares, voting together as a single class, shall elect the balance of the Trustees. However, the number of Trustees constituting the Board shall automatically increase by the smallest number that, when added to the two Trustees elected exclusively by the holders of outstanding preferred shares would constitute a majority of the Board as so increased by such smallest number, and the holders of preferred shares shall be entitled, voting as a class on a one vote per share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect if: (i) at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on preferred shares equal to at least two full years’ dividends shall be due and unpaid; or (ii) if at any time holders of any shares of preferred shares are entitled under the Investment Company Act, to elect a majority of the Trustees of the Fund.
9. COMMITMENTS AND CONTINGENCIES
As of December 31, 2022, the Fund had unfunded commitments to fund delayed draw and revolving debt of $139,918,416 and $41,797,076, respectively. The unfunded debts’ fair value is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
222 North Miami, LLC	Delayed Draw Term Loan	—%	$12,827,928	$—
Alpine Acquisition Corp II	Revolver	0.50%	3,447,004	(127,601)
520 Mezz Owner 2, LLC	Delayed Draw Term Loan	—%	20,366,598	(203,666)
ADPD Holdings, LLC	Delayed Draw Term Loan A	0.50%	299,103	(7,384)
ADPD Holdings, LLC	Delayed Draw Term Loan B-1	0.50%	1,951,220	(48,168)
ADPD Holdings, LLC	Delayed Draw Term Loan B-2	0.50%	1,083,032	(26,736)
ADPD Holdings, LLC	Revolver	0.50%	621,302	(15,338)
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00%	944,969	(9,551)
Advanced Web Technologies Holding Company	Revolver	0.50%	426,883	(4,315)
American Physician Partners, LLC	Delayed Draw Term Loan	1.00%	119,727	(2,395)
Applied Technical Services, LLC	Delayed Draw Term Loan	1.00%	2,194,774	(8,984)
Applied Technical Services, LLC	Revolver	0.50%	276,680	(1,133)
Appriss Health, LLC	Revolver	0.50%	888,889	(34,105)
Apptio, Inc.	Revolver	0.50%	71,006	—
Ascend Buyer, LLC	Revolver	0.50%	1,711,687	(30,150)
Associations, Inc.	Delayed Draw Term Loan	1.00%	1,529,859	(45,380)
Associations, Inc.	Revolver	0.50%	413,282	(11,497)
Athenahealth, Inc.	Delayed Draw Term Loan	3.50%	391,304	(38,990)
Avalara, Inc	Revolver	0.50%	900,000	(27,191)
Blackbird Purchaser, Inc.	Delayed Draw Term Loan	1.00%	6,129,474	(351,863)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
BlueCat Networks, Inc.	Delayed Draw Term Loan A	0.50%	404,762	(11,246)
BlueCat Networks, Inc.	Delayed Draw Term Loan	0.50%	239,617	(6,657)
Bubbles Bidco S.p.A. (1)	Delayed Draw	2.80%	3,925,719	—
Bubbles Bidco S.p.A. (1)	Delayed Draw	—%	2,415,827	—
Celerion Buyer, Inc	Delayed Draw Term Loan	1.00%	249,361	(6,234)
Celerion Buyer, Inc	Revolver	0.50%	124,680	(3,117)
Chemical Computing Group ULC	Revolver	0.50%	135,379	(1,896)
CPI Intermediate Holdings, Inc	Delayed Draw Term Loan	—%	927,474	(18,595)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00%	66,850	(3,536)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00%	622,078	(18,662)
Denali Midco 2, LLC	Delayed Draw Term Loan	1.00%	4,000,000	(152,170)
Diligent Corporation	Revolver	0.50%	82,040	(3,407)
Dwyer Instruments, Inc.	Delayed Draw Term Loan	1.00%	1,418,512	(21,793)
Dwyer Instruments, Inc.	Revolver	0.50%	1,685,588	(25,896)
Eliassen Group, LLC	Delayed Draw Term Loan	1.00%	3,310,356	(38,485)
Ellkay, LLC	Revolver	0.50%	1,785,651	(63,711)
EPS Nass Parent, Inc.	Delayed Draw Term Loan	1.00%	37,288	(1,703)
EPS Nass Parent, Inc.	Revolver	0.50%	30,034	(1,372)
Excel Fitness Holdings, Inc.	Revolver	0.50%	438,167	(20,184)
Excelitas Technologies Corp.	Delayed Draw Term Loan	0.50%	151,746	(5,558)
Excelitas Technologies Corp.	Revolver	0.50%	160,119	(5,865)
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan	1.00%	866,239	(37,878)
Greenhouse Software, Inc.	Incremental Revolver	0.50%	66,667	(2,461)
Greenhouse Software, Inc.	Revolver	0.50%	735,294	(27,142)
Hadrian Acquisition Limited (1)	Delayed Draw Term Loan	2.33%	3,152,797	(70,938)
Heartland Home Services, Inc.	Delayed Draw Term Loan	0.75%	1,513,589	(26,601)
Heartland Home Services, Inc.	Revolver	0.50%	695,028	(6,680)
Hercules Borrower, LLC	Delayed Draw Term Loan	—%	1,548,863	(99,669)
Hercules Borrower, LLC	Revolver	0.50%	643,159	(21,397)
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00%	2,517,526	(56,258)
Hoosier Intermediate, LLC	Revolver	0.50%	1,200,000	(65,536)
HS S.p.A Holdings, Inc.	Revolver	0.50%	1,235,465	(33,805)
iCIMS, Inc.	Delayed Draw Term Loan	—%	6,800,625	—
iCIMS, Inc.	Revolver	0.50%	2,438,408	(88,917)
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	1.00%	1,657,147	(16,740)
Individual FoodService Holdings, LLC	Revolver	0.50%	413,500	(4,177)
Interlock Merger Subsidiary, Inc.	Revolver	0.50%	211,599	(6,348)
Jeg's Automotive, LLC	Delayed Draw Term Loan	1.00%	4,166,667	(250,944)
Kaseya, Inc.	Delayed Draw Term Loan	0.50%	1,146,305	(33,464)
Kaseya, Inc.	Revolver	0.50%	2,054,054	(59,964)
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00%	1,400,906	(76,346)
LVF Holdings, Inc.	Revolver	0.50%	297,693	(16,223)
Material Holdings, LLC	Delayed Draw Term Loan	—%	732,903	(32,764)
Material Holdings, LLC	Revolver	1.00%	374,041	(16,721)
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	1.00%	516,508	(9,815)
Medical Manufacturing Technologies, LLC	Revolver	0.50%	903,888	(17,177)
Atlas AU Bidco Pty Ltd	Revolver	0.50%	267,618	(8,029)
Nefco Holding Company, LLC	Delayed Draw Term Loan A	1.00%	553,043	(10,771)
Nefco Holding Company, LLC	Delayed Draw Term Loan B	1.00%	380,196	(7,405)
Nefco Holding Company, LLC	Revolver	0.50%	763,375	(14,867)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	—%	81,540	(2,446)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	—%	11,162,322	(334,870)
North Haven Fairway Buyer, LLC	Revolver	0.50%	1,268,846	(22,798)
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan	1.00%	200,000	(4,376)
Oak Purchaser, Inc.	Delayed Draw Term Loan	0.50%	1,623,353	(37,985)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
Oak Purchaser, Inc.	Revolver	0.50%	583,878	(13,662)
Panenka Bidco Limited (1)	Delayed Draw Term Loan	2.33%	4,717,235	(141,517)
PF Atlantic Holdco 2, LLC	Revolver	0.50%	1,724,093	(30,193)
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	1.00%	4,655,050	(81,522)
Prophix Software Inc.	Revolver	0.50%	996,678	—
IQN Holding Corp.	Delayed Draw Term Loan	1.00%	696,034	(10,815)
IQN Holding Corp.	Revolver	0.50%	488,923	(7,597)
PXO Holdings I Corp.	Delayed Draw Term Loan	1.00%	885,485	(16,247)
PXO Holdings I Corp.	Revolver	0.50%	1,314,652	(24,121)
Qnnect, LLC	Delayed Draw Term Loan	1.00%	692,810	(20,784)
Quantic Electronics, LLC	Delayed Draw Term Loan	1.00%	708,541	(36,395)
Quantic Electronics, LLC	Revolver	0.50%	92,056	(4,729)
R&F International Sub 2 Ltd.(1)	Delayed Draw Term Loan	—%	15,277,412	(343,742)
Radwell Parent LLC	Revolver	0.38%	1,395,344	(41,860)
Rome Bidco Ltd. (1)	Delayed Draw Term Loan	2.71%	3,521,214	(79,227)
RSC Acquisition, Inc.	Delayed Draw Term Loan	1.00%	866,803	(39,299)
Sapphire Telecom, Inc.	Revolver	0.50%	628,251	(13,824)
SCP Eye Care Services, LLC	Delayed Draw Term Loan	1.00%	39,193	(957)
SCP Eye Care Services, LLC	Revolver	0.50%	17,245	(421)
Smarsh, Inc.	Delayed Draw Term Loan	1.00%	510,180	(21,431)
Smarsh, Inc.	Revolver	0.50%	255,090	(10,715)
Spotless Brands, LLC	Revolver	0.50%	1,096,033	(33,028)
Tufin Software North America, Inc.	Delayed Draw Term Loan	—%	111,543	(3,436)
Tufin Software North America, Inc.	Revolver	0.50%	1,294,643	(39,881)
Tank Holding Corp.	Revolver	0.38%	1,379,310	(36,563)
The Carlstar Group, LLC	Revolver	0.50%	1,828,571	(23,770)
Trader Corporation (1)	Revolver	0.50%	167,295	(4,182)
Trafigura Pte. Ltd.	Revolver	0.50%	258,488	—
Wineshipping.Com LLC	Delayed Draw Term Loan	1.00%	1,608,809	(127,458)
Wineshipping.Com LLC	Revolver	0.50%	1,509,500	(119,591)
Unfunded Commitments Total			$181,715,492	$(4,253,013)
(1) Par / Principal Amount is converted to USD using the USD/GBP of 0.83, USD/EUR of 0.93 or USD/CAD of 1.35, as applicable.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the year ended December 31, 2022 and the year ended December 31, 2021:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
CLASS A
Sold	2,968,596	$25,759,016	3,058,466	$27,355,807
Dividends and/or distributions reinvested	177,269	1,481,710	55,549	499,920
Repurchased	(282,902)	(2,345,499)	(4,649)	(41,872)
Net increase (decrease)	2,862,963	$24,895,227	3,109,366	$27,813,855
CLASS I
Sold	19,726,308	$171,386,443	17,679,628	$159,304,391
Dividends and/or distributions reinvested	1,621,079	13,637,517	534,464	4,832,762
Repurchased	(5,257,548)	(44,735,022)	(1,245,952)	(11,205,265)
Net increase (decrease)	16,089,839	$140,288,938	16,968,140	$152,931,888
CLASS L
Sold	158,658	$1,387,917	21,644	$194,251
Dividends and/or distributions reinvested	3,521	29,181	192	1,723
Repurchased	(3,957)	(32,563)	(278,178)	(2,467,520)
Net increase (decrease)	158,222	$1,384,535	(256,342)	$(2,271,546)
CLASS M
Sold	5,466,990	$46,513,796	1,633,048	$14,720,121
Dividends and/or distributions reinvested	228,169	1,911,933	59,911	541,848
Repurchased	(306,399)	(2,560,458)	(35,174)	(319,024)
Net increase (decrease)	5,388,760	$45,865,271	1,657,785	$14,942,945
CLASS N
Sold	68,853,091	$596,552,399	51,121,491	$458,138,043
Dividends and/or distributions reinvested	2,377,377	19,911,300	894,359	8,051,811
Repurchased	(23,898,942)	(198,963,554)	(1,330,846)	(11,969,792)
Net increase (decrease)	47,331,526	$417,500,145	50,685,004	$454,220,062
CLASS U
Sold	1,391,448	$11,501,073	—	$—
Dividends and/or distributions reinvested	8,819	73,112	—	—
Repurchased	(9)	(73)	—	—
Net increase (decrease)	1,400,258	$11,574,112	—	$—
CLASS Y
Sold	3,571	$30,024	56,971	$501,000
Dividends and/or distributions reinvested	3,131	26,287	2,257	20,264
Repurchased	—	—	(1,087,221)	(9,632,866)
Net increase (decrease)	6,702	$56,311	(1,027,993)	$(9,111,602)
The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the share repurchases completed during the year ended December 31, 2022:

Three months ended	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased (1)
March 31, 2022	3,426,287	$8.90	$30,495,393	6,469,994	5.00%	2.65%
June 30, 2022	8,742,574	$8.34	$72,954,944	7,480,216	5.00%	5.84%
September 30, 2022	8,128,528	$8.26	$67,172,359	8,021,127	5.00%	5.07%
December 31, 2022	9,244,155	$8.24	$76,182,633	8,537,753	5.00%	5.41%
Total	29,541,544		$246,805,329
(1) The repurchase offers for June, September, and December were oversubscribed and the Fund elected to repurchase the full amount requested by shareholders.
11. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of December 31, 2022, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2022.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of December 31, 2022, the Fund had filed tax returns and therefore is subject to examination. The Fund’s tax returns filed for years ended December 31, 2021, December 31, 2020 and December 31, 2019 can be subject to examination.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. A portion of the capital loss carryforward is subject to limitations in future years under the Code and related regulations.

Total Distributable Earnings	Accumulated Loss Carryforward	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$363,009	$(12,612,796)	$(118,379,286)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in-Capital	Increase to Retained Earnings
$17	$17
The tax character of dividends declared of $110,308,158 and $36,731,516 for the years ended December 31, 2022 and 2021, respectively, is ordinary income.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.

For the Year Ended December 31, 2022
Federal tax cost of securities	$2,174,287,958
Gross unrealized appreciation	$12,219,091
Gross unrealized depreciation	$(130,598,377)
Net unrealized depreciation	$(118,379,286)

13. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Carlyle Tactical Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Carlyle Tactical Private Credit Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the consolidated financial highlights for the period from June 4, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2022, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended, and its consolidated financial highlights for the period from June 4, 2018 to December 31, 2018, in conformity with U.S. generally accepted accounting principles.

The accompanying financial highlights of the Fund for the year ended December 31, 2019 were audited by another independent registered public accounting firm whose report, dated February 27, 2020, expressed unqualified opinions on the financial statements of the Fund containing those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence directly with the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, as applicable; when replies were not received from the custodians, counterparties and management of the portfolio companies, debt agents, and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

Tysons, VA
February 28, 2023

FEDERAL INCOME TAX INFORMATION (Unaudited)
In early 2023, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2022.
Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $76,173,951 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend. In accordance with Sec. 163(j) interest related dividends (BII%) passed through to shareholders for the reporting period was 82.96%.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OTHER INFORMATION (Unaudited)

Approval of Investment Advisory Agreement
The Independent Trustees considered, among other things, the nature, extent and quality of the investment selection process employed by the Adviser, including the flow of transaction opportunities resulting from the significant capital markets, trading and research expertise of the Adviser’s investment professionals, the employment of the Adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing monitoring of portfolio companies, in light of the investment objective of the Fund. The Independent Trustees also considered the Adviser’s key personnel and their background and prior experience in connection with the types of investments made by the Fund, including such personnel’s network of relationships with financial sponsors focused on middle-market companies. The Independent Trustees determined that the background and experience of the management team and access to the Carlyle Global Credit platform, including through agreements to which the Adviser is a party, were suitable and appropriate for achieving the investment objective of the Fund. In addition, the Independent Trustees considered the fact that they retain the ability to terminate the Advisory Agreement without penalty upon 60 days’ written notice to the Adviser. The Independent Trustees further determined that the Adviser is served by a team of investment professionals with extensive investment experience in private credit and leveraged finance market, as well as an extensive network of relationships with financial sponsors.
The Independent Trustees considered the investment performance of the Fund, which is provided to the Independent Trustees on a regular basis, as compared to the performance of other funds included in the Fund’s closest competitors in terms of fund type and investment strategies (the “Peer Group”) in the Adviser’s presentation. The Independent Trustees also considered the operating expenses of the Fund compared to the Peer Group listed in the Adviser’s presentation.
In addition, based on information provided by the Adviser, including the Adviser’s responses to a detailed series of questions, the Independent Trustees considered the Adviser’s performance in providing services related to corporate operations, including preparation and filing of various reports, maintenance of general organizational and corporate records and accounts, administration of the affairs of the Fund, including relationships with the Fund’s various service providers, and compliance with applicable laws and regulations.
The Independent Trustees considered the other terms and conditions of the Advisory Agreement. The Independent Trustees determined that the substantive terms of the Advisory Agreement (other than the fees payable thereunder, which the Independent Trustees reviewed separately), including the services to be provided, are generally the same as those of comparable funds described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third-party service providers or through an internally managed structure.
The Independent Trustees considered comparative data based on publicly available information with respect to services rendered and the advisory fee of the other funds in the Peer Group. Based upon its review, the Independent Trustees noted that the advisory fee paid under the Advisory Agreement is at the lower end of the range, as compared to the fees paid under the agreements of the Peer Group described in the available market data. In addition, the Independent Trustees considered the Fund’s total expenses.
The Independent Trustees considered the extent to which economies of scale may be realized as the Fund grows. The Independent Trustees also considered the potential economies of scale in which the Fund may share, to the extent that the Carlyle Global Credit platform as a whole continues to grow.
The Independent Trustees considered the profitability of the Adviser and noted that such information was based, in particular, on the fact that the management fee payable to the Adviser by the Fund is at the annual rate of 1.00%, of the month-end value of the Fund’s managed assets (and in any case no more than 1.50% of the Fund’s net assets). They further noted that market data regarding the profitability of investment advisers to other funds in the Peer Group, and that the methodologies by which such advisers calculated their profitability, was generally not publicly available. Based on the information provided to the Independent Trustees by the Adviser, the Independent Trustees determined that the profitability as reported by the Adviser was not excessive.
The Independent Trustees considered whether there was potential for additional benefits.
The Independent Trustees considered the interests of senior management and concluded that the judgment and performance of senior management were not impaired by those interests.
In view of the wide variety of factors that the Independent Trustees considered in connection with its evaluation of the Advisory Agreement, the Independent Trustees determined that it was not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Independent Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Independent Trustees based their determination on the totality of information presented to, and the investigation conducted by, them. In considering the factors discussed above, the Independent Trustees noted that individual Trustees may give different weights to different factors.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO SCHEDULES OF INVESTMENTS (Unaudited)

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

MANAGEMENT OF THE FUND (Unaudited)
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of four members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees

Name, Address (1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee (2)
Justin Plouffe (1976)	Trustee	Indefinite Length – since October 2019	Managing Director, The Carlyle Group (since 2007); Deputy Chief Investment Officer, Carlyle Global Credit Investment Management L.L.C. (since 2018); Chief Operating Officer, Carlyle Global Credit Investment Management L.L.C. (2017-2018)	1	None
Independent Trustees
Mark Garbin (1951)	Trustee	Indefinite Length – since Inception	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Independent Trustee of Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iCapital KKR Private Markets Fund (since 2014); Independent Director of Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (2015-2017); Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021) and Independent Director of E.J. Curley & Co. Distillers (2021-2022)
Sanjeev Handa (1961)	Trustee	Indefinite Length – since Inception	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	1	Advisory Board Member of White Oak Partners (since 2021) and Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Joan McCabe (1955)	Trustee	Indefinite Length – since Inception	Managing Member, JMYME, LLC (since 2020); and CEO/Founder, Lipotriad LLC (2015- 2019)	1	Board member of Elevation Brands (2017-2022); board member of Sensible Organics (2017-2021); board member of Goodwill International, Inc. (2015-2021); board chair of Gulfstream Goodwill, Inc. (member since 2017, chair since 2021); board member of Gulfstream Goodwill Academy, Inc. (since 2018)
(1) The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.

Officers

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Brian Marcus (1983)	President, Principal Executive Officer and Chief Risk Officer	Indefinite Length – since April 2020	Managing Director, Carlyle Group (Since 2021); Principal, Carlyle Group (2018-2020); Vice President, Carlyle Group (2015 – 2017)
Peter Gaunt (1981)	Treasurer; Principal Financial Officer and Principal Accounting Officer	April 2020 – September 2022	Managing Director, Carlyle Group (2022); Principal, Carlyle Group (2019-2021); Corporate Controller, Hercules Capital (2017 – 2019); Senior Manager, Ernst & Young (2010 – 2017)
David Garofalo (1969)	Treasurer; Principal Financial Officer and Principal Accounting Officer	September 2022 – March 2023(3)	Managing Director, Carlyle Group (Since 2020); Managing Director, Goldman Sachs (2006 – 2020)
Craig Hempstead (1971)	Principal Financial Officer	Indefinite Length – beginning March 2023(4)	Managing Director, Carlyle Group (Since 2022); Managing Director, Goldman Sachs (2010 – 2022)
Nelson Joseph (1979)	Treasurer and Principal Accounting Officer	Indefinite Length – beginning March 2023(4)	Principal, Carlyle Group (Since 2023); Director, Apollo Global Management LLC (2016 – 2022)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer; Chief Compliance Officer	Indefinite Length – Chief Legal Officer and Secretary since April 2020; Chief Compliance Officer since November 2021	Managing Director and Chief Legal Officer (Global Credit), Carlyle Group (Since 2018); Principal and Associate General Counsel, Ares Management, Ltd. (Jan 2017 – Mar 2018); Vice President and Associate General Counsel, American Capital, Ltd. (Mar 2006 – Jan 2017)
(1) The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the Investment Company Act, of the Fund. Mr. Plouffe is an interested person of the Fund due to his affiliation with the Adviser.
(3) Mr. Garofalo resigned as Treasurer, Principal Financial Officer and Principal Accounting Officer of the Fund effective March 1, 2023.
(4) Appointed effective March 2, 2023.
Biographical Information and Discussion of Experience and Qualifications, etc.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Justin Plouffe. Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the PAAC. Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Capital Markets L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.

Independent Trustees
Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin is a CFA Charterholder and holds advanced degrees in international business, negotiation and derivatives.
Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa serves as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (since 2016) and the Mutual Fund Directors Forum (since 2022). Mr. Handa formerly served as a board member of Greenpath Financial Wellness (2017-2022) and a former board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as an established board member.
Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is also a board member of Gulfstream Goodwill, Inc. (since 2017 and current Board Chair) and Gulfstream Goodwill Academy, Inc. (since 2018). She formerly served as a board member of Goodwill International, Inc. (2015-2021), Elevation Brands (2017-2022) and Sensible Organics (2017-2021). Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
The Statement of Additional Information includes additional information about the Board members and is available, without charge, upon request. Shareholders may call 833-677-3646 to request the Statement of Additional Information.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	SS&C GIDS, Inc. (formerly known as DST Systems, Inc.)

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class U	TAKUX
Class Y	TAKYX

© 2022 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

This report must be preceded or accompanied by a prospectus.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACAR 02282023

Item 2. Code of Ethics

(a)The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
(c)The registrant has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.
(d)There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.
(e)Not applicable.
(f)A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Sanjeev Handa, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Handa is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services

(a)-(d)    The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the years ending December 31, 2022 and December 31, 2021.

“Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by the principal accountant for certain review of the registrant’s registration statement.

	For the Year Ended December 31,
	2022	2021
Audit Fees	$275,000	$255,000
Audit-Related Fees	$30,000	$—
Tax Fees	$—	$—
All Other Fees	$—	$—

(e)(1)    During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(e)(2)    The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

For the Year Ended December 31,
	2022	2021
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f)    All of the principal accountant’s hours spent on auditing the registrant’s 2022 and 2021 financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    For the fiscal years ended December 31, 2022 and December 31, 2021, aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Fund and to the registrant’s investment adviser were $0 and $0, respectively.
(h)    The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants
(a)    Not applicable.
(b)    Not applicable.

Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)

Name	Start Date	Bio
Justin Plouffe Portfolio Manager	June 5, 2018	Justin Plouffe is a Managing Director and the Deputy Chief Investment Officer of Carlyle Global Credit. He is a Director of the Adviser and a voting member of the Portfolio Allocation Advisory Committee (“PAAC”). Mr. Plouffe focuses on investing in Carlyle’s structured credit and opportunistic credit strategies, as well as capital formation and management of the overall credit platform. Since joining Carlyle in 2007, he has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA charterholder, holds Series 7, 24, 57, 63, 79 and 99 licenses, and is associated with TCG Securities, L.L.C., the SEC-registered broker/dealer affiliate of The Carlyle Group.
Linda Pace Portfolio Manager	June 5, 2018	Linda Pace is a Managing Director and Vice Chair of Global Credit, focusing on investing capital across the Global Credit platform. She joined Carlyle in 1999 and helped the firm first expand into credit investing. Prior to her current role, Ms. Pace served as head of Carlyle’s Liquid Credit strategy and was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. She is based in New York.

Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was Co-Head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million CLO funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst.

Ms. Pace received her undergraduate degree in French from Douglass College and her MBA in finance from New York University.
Brian Marcus Portfolio Manager	April 16, 2019	Brian Marcus is a Managing Director in Carlyle Global Credit Investment Management L.L.C. (“CGCIM”) and a voting member of the PAAC. He is based in New York. Mr. Marcus is a Portfolio Manager for the Fund and also focuses on strategic growth opportunities for the Global Credit platform. He helped develop TCG Capital Markets, a SEC-registered broker/dealer affiliate of The Carlyle Group and has been involved in acquisitions of credit management platforms. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55, and 63 licenses.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

(dollars in billions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Justin Plouffe
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	1	0.01	1	0.01
Other Accounts	2	1.30	2	1.30
Linda Pace
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	3	4.57	3	4.57
Other Accounts	7	2.42	1	0.76
Brian Marcus
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	2	1.30	2	1.30
(a)(2)(iv)    The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the

Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.
The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.
The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.
(a)(3)Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.
(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2022.

Name	Aggregate Dollar Range of Equity Securities in the Fund (1)
Justin Plouffe	None
Linda Pace	$100,001 - $500,000
Brian Marcus	$100,001 - $500,000
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2022, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)Not applicable.
(b)Not applicable.

Item 13. Exhibits

(a)(i)Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit. Filed herewith.
(a)(ii)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: February 28, 2023

/s/ David Garofalo
By: David Garofalo
Principal Financial Officer
Date: February 28, 2023